Oppenheimer Total Return Fund, Inc.

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL.OPP (225.5677)

Statement of Additional Information dated February 25, 2003

      This  Statement of  Additional  Information  is not a  Prospectus.  This
document  contains  additional  information  about  the Fund  and  supplements information  in the  Prospectus  dated  February 25,  2003.  It should be read together with the  Prospectus,  which may be obtained by writing to the Fund's
Transfer Agent,  OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado
80217,  or by calling the Transfer Agent at the toll-free  number shown above,
or  by  downloading  it  from  the   OppenheimerFunds   Internet   website  at
www.oppenheimerfunds.com.

Contents
                                                                          Page
About the Fund

About Your Account

Financial Information About the Fund

A B O U T  T H E  F U N D

Additional Information About the Fund's Investment Policies and Risks

      The  investment  objective,  the principal  investment  policies and the main risks of the Fund are  described  in the  Prospectus.  This  Statement of
Additional Information contains supplemental  information about those policies and risks and the types of  securities  that the  Fund's  investment  Manager,
OppenheimerFunds,  Inc.,  can select for the Fund.  Additional  information is also  provided  about the  strategies  that the Fund may use to try to achieve its objective.

The Fund's  Investment  Policies.  The composition of the Fund's portfolio and the  techniques  and  strategies  that the Fund's Manager may use in selecting portfolio  securities  will vary over time.  The Fund is not  required  to use all of the investment  techniques and strategies  described below at all times in seeking  its goal.  It may use some of the  special  investment  techniques and strategies at some times or not at all.

      In selecting securities for the Fund's portfolio,  the Manager evaluates the merits of securities  primarily through the exercise of its own investment analysis.  That  analysis  includes  a number  of  factors,  some of which are discussed in the Prospectus. Additionally, the Manager may evaluate
      |_|   the  strength  of an  issuer's  management  and the history of its operations,
      |_|   the  soundness of its financial  and  accounting  policies and its financial condition,
      |_|   the issuer's  pending  product  developments  and  developments by competitors,
      |_|   the effect of general market  conditions on the issuer's  business and the  prospects  for the  industry  of which the issuer is a part,
         and
      |_|   legislative proposals that might affect the issuer.

      |X|  Investments  in  Equity  Securities.  The Fund  does not  limit its investments in equity securities to issuers having a market  capitalization of a specified  size or range,  and therefore may invest in securities of small-, mid- and  large-capitalization  issuers.  At  times,  the Fund may  focus  its equity investments in securities of one or more capitalization  ranges,  based upon the  Manager's  judgment  of where the best market  opportunities  are to seek the  Fund's  objective.  At  times,  the  market  may  favor or  disfavor securities  of issuers of a particular  capitalization  range.  Securities  of small  capitalization  issuers may be subject to greater  price  volatility in general  than  securities  of  larger  companies.  Therefore,  if the  Fund is focusing  on,  or  has  substantial  investments  in,  smaller  capitalization companies at times of market volatility,  the Fund's share price may fluctuate more than that of funds focusing on larger capitalization issuers.

      |_| Growth  Companies.  Growth  companies are those  companies  that the
Manager believes are entering into a growth cycle in their business,  with the expectation  that their stock will increase in value.  They may be established companies as well as newer companies in the development stage.

      Growth  companies  may have a  variety  of  characteristics  that in the
Manager's  view define them as "growth"  issuers.  They may be  generating  or applying new  technologies,  new or improved  distribution  techniques  or new services.  They may own or develop  natural  resources.  They may be companies that can benefit from changing  consumer  demands or lifestyles,  or companies that have  projected  earnings in excess of the  average  for their  sector or industry.  In each case,  they have  prospects  that the Manager  believes are favorable  for the long  term.  The  portfolio  managers  of the Fund look for
growth  companies  with  strong,  capable  management,   sound  financial  and
accounting  policies,  successful product  development and marketing and other factors.

      |_| Value Investing.  In using a value approach,  the portfolio managers look for stock and  other  equity  securities  that  appear to be  temporarily
undervalued,   by  various  measures,  such  as  price/earnings  ratios.  This approach  is subject to change and may not  necessarily  be used in all cases.
Value  investing  seeks stocks having prices that are low in relation to their real  worth or  future  prospects,  in the hope  that  the Fund  will  realize appreciation  in the value of its holdings  when other  investors  realize the intrinsic value of the stock.

      Using value investing  requires  research as to the issuer's  underlying financial  condition  and  prospects.  Some of the  measures  used to identify these securities include, among others:

      |_|  Price/Earnings  Ratio,  which is the stock's  price  divided by its earnings per share. A stock having a price/earnings  ratio lower than its historical  range, or lower than the market as a whole or that of similar companies may offer attractive investment opportunities.
      |_|  Price/Book  Value  Ratio,  which is the stock price  divided by the book  value of the  company  per share.  It  measures  the  company's stock price in relation to its asset value.
      |_| Dividend  Yield,  which is measured by dividing the annual  dividend by the stock price per share.
      |_|  Valuation of Assets which  compares the stock price to the value of the company's  underlying assets,  including their projected value in the marketplace and liquidation value.

      |_| Convertible  Securities.  Convertible securities are debt securities that are  convertible  into an issuer's common stock.  Convertible  securities rank  senior  to  common  stock  in  a  corporation's  capital  structure  and therefore  are subject to less risk than common  stock in case of the issuer's bankruptcy or liquidation.

      The value of a  convertible  security is a function  of its  "investment value"  and its  "conversion  value."  If the  investment  value  exceeds  the conversion value, the security will behave more like a debt security,  and the security's  price will likely  increase when interest  rates fall and decrease when interest  rates rise.  If the  conversion  value  exceeds the  investment value,  the security will behave more like an equity  security.  In that case, it will  likely sell at a premium  over its  conversion  value,  and its price will tend to fluctuate directly with the price of the underlying security.

      While  some  convertible  securities  are a form  of debt  security,  in certain  cases the  Manager  regards  them  more as  "equity  equivalents"  or
"equity  substitutes" because of their conversion feature (allowing conversion into common stock or other  equity  securities).  In those  cases,  the rating assigned to the security has less impact on the Manager's  investment decision than  in  the  case  of  non-convertible  debt  securities.  Convertible  debt securities  are  subject to credit  risks and  interest  rate risks  described below in "Investments in Debt Securities."

      To  determine  whether  convertible  securities  should be  regarded  as
"equity equivalents," the Manager examines the following factors:

o     whether, at the option of the investor,  the convertible security can be exchanged  for a fixed  number  of  shares  of  common  stock  of the issuer,
o     whether  the  issuer of the  convertible  securities  has  restated  its earnings  per  share  of  common  stock  on  a  fully  diluted  basis
         (considering   the   effect   of   conversion   of  the   convertible
         securities), and
o     the extent to which the convertible  security may be a defensive "equity
         substitute,"   providing   the   ability   to   participate   in  any
         appreciation in the price of the issuer's common stock.

      |_| Rights and  Warrants.  Warrants  basically  are  options to purchase equity  securities  at specific  prices  valid for a specific  period of time.
Their prices do not necessarily  move parallel to the prices of the underlying securities.  Rights  are  similar  to  warrants,  but  normally  have a  short duration  and are  distributed  directly  by the  issuer to its  shareholders.
Rights and warrants  have no voting  rights,  receive no dividends and have no rights with respect to the assets of the issuer.

      |_|  Preferred  Stock.  Preferred  stock,  unlike  common  stock,  has a stated  dividend  rate  payable  from the  corporation's  earnings.  Preferred stock  dividends  may  be  cumulative  or  non-cumulative,  participating,  or auction rate.  "Cumulative"  dividend  provisions  require all or a portion of prior  unpaid  dividends  to be  paid  before  dividends  can be  paid  to the issuer's  common stock.  "Participating"  preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases.

      If interest rates rise,  the fixed  dividend on preferred  stocks may be less attractive,  causing the price of preferred stocks to decline.  Preferred stock  may have  mandatory  sinking  fund  provisions,  as well as  provisions allowing the stock to be called or redeemed  prior to its maturity,  which can have a negative  impact on the  stock's  price when  interest  rates  decline.
Preferred   stock  generally  has  a  preference  over  common  stock  on  the distribution  of a  corporation's  assets in the event of  liquidation  of the corporation.  The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation  are generally  subordinate to the rights associated with a corporation's debt securities.

      |X|  Investments  in Debt  Securities.  The Fund can  invest  in  bonds, debentures and other debt  securities to seek income as part of its investment objective.  When the Fund  emphasizes  investments  for growth,  it focuses on equity securities,  such as stocks, and it is not anticipated that significant amounts of the Fund's  assets  will be  invested  in debt  securities  in that case.  However,  if market  conditions  suggest that debt securities may offer better total return  opportunities  than stocks, or if the Manager  determines to seek a higher amount of current income to distribute to  shareholders,  the
Manager may shift more of the Fund's investments into debt securities.

      |_| Interest Rate Risk.  Interest  rate risk refers to the  fluctuations in value of debt securities  resulting from the inverse  relationship  between price and yield. For example,  an increase in general interest rates will tend to reduce the market value of  already-issued  debt securities,  and a decline in general  interest  rates will tend to increase  their  value.  In addition, debt securities with longer maturities,  which tend to have higher yields, are subject to potentially greater  fluctuations in value from changes in interest rates than obligations with shorter maturities.

      Fluctuations in the market value of debt securities  after the Fund buys them will not affect the interest income payable on those  securities  (unless the coupon  rate is a  floating  rate  pegged to an index or other  measure) .
However,  those price  fluctuations will be reflected in the valuations of the securities,  and  therefore  the Fund's net asset  values  will be affected by those fluctuations.

      |_| Credit  Risk.  Credit  risk  relates to the ability of the issuer of a debt  security to meet  interest or  principal  payments,  or both,  as they become due. In general,  lower-grade,  high-yield bonds are subject to greater credit  risk  than  lower-yielding,  higher-quality  bonds.  The  Fund's  debt
investments  can  include  investment-grade  and  non-investment-grade   bonds
(commonly  referred  to as  "junk  bonds").  In  making  investments  in  debt securities,  the  Manager  may rely to some  extent on the  ratings of ratings organizations  or it may  use  its  own  research  to  evaluate  a  security's credit-worthiness.  Investment-grade  bonds are bonds  rated at least "Baa" by
Moody's  Investors  Service,  Inc.,  or at least  "BBB" by  Standard  & Poor's
Ratings  Service or Fitch,  Inc., or that have  comparable  ratings by another nationally-recognized  rating  organization.  If the securities  that the Fund
buys  are  unrated,   to  be  considered   part  of  the  Fund's  holdings  of
investment-grade  securities,  they  must be judged  by the  Manager  to be of
comparable   quality  to  bonds  rated  as   investment   grade  by  a  rating
organization.

      |_|  Special  Risks  of   Lower-Grade   Securities.   While  it  is  not
anticipated  that the Fund will invest a substantial  portion of its assets in debt  securities,  the  Fund  can  do  so  to  seek  current  income.  Because lower-rated  securities  tend to offer  higher  yields  than  investment-grade securities,  the Fund may invest in  lower-grade  securities to try to achieve
higher  income  (and,  in  some  cases,  the  appreciation   possibilities  of
lower-grade  securities  may be a reason  they  are  selected  for the  Fund's portfolio).

      The Fund can invest  without  limit in  "lower-grade"  debt  securities.
However,  the Fund does not currently intend to invest a substantial amount of its assets in lower-grade debt securities.  "Lower-grade"  debt securities are those rated below "investment  grade." The Fund can invest in securities rated as low as "C" or "D" or which are in default at the time the Fund buys them.

      Some  of  the  special  credit  risks  of  lower-grade   securities  are
discussed  in the  Prospectus.  There is a greater  risk that the  issuer  may default on its  obligation to pay interest or to repay  principal  than in the case of investment-grade  securities.  The issuer's low  creditworthiness  may increase the potential  for its  insolvency.  An overall  decline in values in the high yield bond  market is also more  likely  during a period of a general economic  downturn.  An economic  downturn  or an  increase in interest  rates could severely  disrupt the market for high yield bonds,  adversely  affecting the  values of  outstanding  bonds as well as the  ability  of  issuers to pay interest or repay  principal.  In the case of foreign high yield bonds,  these risks are in addition to the special risks of foreign  investing  discussed in the Prospectus and in this Statement of Additional Information.

      However,  the Fund's current limitations on buying these investments may reduce the  effect of those  risks to the Fund,  as will the Fund's  policy of diversifying  its  investments.  Additionally,  to  the  extent  they  can  be converted  into stock,  convertible  securities may be less subject to some of these risks than  non-convertible  high yield  bonds,  since stock may be more liquid and less affected by some of these risk factors.

      While  securities  rated  "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch  are  investment  grade and are not  regarded  as junk  bonds,  those securities  may  be  subject  to  special  risks  and  have  some  speculative characteristics.  Definitions  of the  debt  security  ratings  categories  of
Moody's,  Standard  & Poors and  Fitch  are  included  in  Appendix  A to this
Statement of Additional Information.

      |_| U.S.  Government  Securities.  The Fund can buy securities issued or guaranteed  by the U.S.  Government  or its  agencies  and  instrumentalities.
Securities  issued  by the U.S.  Treasury  are  backed  by the full  faith and credit of the U.S.  Government  and are  subject to very little  credit  risk.
Obligations  of  U.S.  Government  agencies  or  instrumentalities  (including mortgage-backed  securities)  may or may not be guaranteed or supported by the
"full  faith and  credit" of the United  States.  Some are backed by the right of the  issuer to borrow  from the U.S.  Treasury;  others,  by  discretionary authority of the U.S. government to purchase the agencies' obligations;  while others  are  supported  only  by  the  credit  of  the  instrumentality.  If a security is not backed by the full faith and credit of the United States,  the owner  of the  security  must  look  principally  to the  agency  issuing  the obligation  for  repayment and might not be able to assert a claim against the
United  States in the event that the agency or  instrumentality  does not meet its commitment.

      |_|   U.S.  Treasury  Obligations.  These include Treasury bills (having
maturities  of  one  year  or  less  when  issued),   Treasury  notes  (having
maturities of from one to ten years),  and Treasury  bonds (having  maturities of more than ten years).  Treasury securities are backed by the full faith and credit of the United States as to timely  payments of interest and  repayments of principal.  Other U.S.  Treasury  securities the Fund can buy include U. S.
Treasury  securities  that have been  "stripped"  by a Federal  Reserve  Bank,
zero-coupon   U.S.   Treasury   securities   described   below,  and  Treasury
Inflation-Protection Securities ("TIPS").

      |_|   Treasury  Inflation-Protection  Securities. The Fund can buy these
U.S.  Treasury  securities,  called  "TIPS,"  that are  designed to provide an investment  vehicle that is not  vulnerable  to  inflation.  The interest rate paid by TIPS is fixed. The principal value rises or falls  semi-annually based on changes in the published  Consumer Price Index.  If inflation  occurs,  the principal  and  interest  payments on TIPS are  adjusted to protect  investors from  inflationary  loss.  If deflation  occurs,  the  principal  and interest payments  will be adjusted  downward,  although  the  principal  will not fall below its face amount at maturity.

      |_|   Obligations  Issued or Guaranteed by U.S.  Government  Agencies or
Instrumentalities.  These  include  direct  obligations  and mortgage  related securities  that have different  levels of credit support from the government.
Some are supported by the full faith and credit of the U.S.  government,  such
as   Government   National   Mortgage   Association    pass-through   mortgage
certificates  (called "Ginnie  Maes").  Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain  circumstances,  such as
Federal  National  Mortgage  Association  bonds  ("Fannie  Maes").  Others are supported  only by the credit of the entity that issued them,  such as Federal
Home Loan Mortgage Corporation obligations ("Freddie Macs").

      |_| Real Estate  Investment  Trust (REITs).  The Fund may invest in real estate  investment  trusts, as well as real estate  development  companies and operating  companies.  It may also buy  shares of  companies  engaged in other real estate  businesses.  REITs are trusts that sell shares to  investors  and use the  proceeds to invest in real  estate.  A REIT may focus on a particular project,  such as a  shopping  center or  apartment  complex,  or may buy many properties or properties located in a particular geographic region.

|X|   Portfolio  Turnover.  "Portfolio  turnover"  describes the rate at which the Fund traded its  portfolio  securities  during its last fiscal  year.  For example,  if a fund sold all of its securities  during the year, its portfolio turnover rate would have been 100%.  The Fund's  portfolio  turnover rate will fluctuate from year to year,  and the Fund may have a portfolio  turnover rate of 100% or more.

      Increased   portfolio  turnover  may  result  in  higher  brokerage  and transaction  costs for the Fund,  which may  reduce its  overall  performance.
Additionally,   the  realization  of  capital  gains  from  selling  portfolio
securities  may  result  in   distributions   of  taxable   capital  gains  to
shareholders,  since  the Fund will  normally  distribute  all of its  capital gains  realized  each year,  to avoid excise taxes under the Internal  Revenue
Code.

Other  Investment  Techniques and  Strategies.  In seeking its objective,  the
Fund  may  from  time to time  use the  types  of  investment  strategies  and investments  described  below.  It  is  not  required  to  use  all  of  these strategies at all times and at times may not use them.

      |X|   Foreign  Securities.   The  Fund  may  purchase  equity  and  debt
securities  issued or guaranteed by foreign  companies or foreign  governments or their  agencies.  "Foreign  securities"  include equity and debt securities of  companies  organized  under the laws of  countries  other  than the United
States  and debt  securities  of  foreign  governments.  They may be traded on foreign securities exchanges or in the foreign  over-the-counter  markets. The
debt   obligations   of  a   foreign   government   and   its   agencies   and
instrumentalities  may or may not be supported by the full faith and credit of the foreign government.

      Securities  of  foreign   issuers  that  are   represented  by  American
Depository  Receipts  or that are  listed  on a U.S.  securities  exchange  or traded  in the  U.S.  over-the-counter  markets  are not  considered  "foreign securities"  for the  purpose of the Fund's  investment  allocations.  That is because they are not subject to many of the special  considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Investing in foreign  securities offers potential benefits not available from  investing  solely in  securities of domestic  issuers.  They include the opportunity  to invest  in  foreign  issuers  that  appear to offer  growth or income  potential,  or in foreign countries with economic policies or business cycles  different  from  those  of the  U.S.,  or to  reduce  fluctuations  in portfolio value by taking advantage of foreign  securities markets that do not move in a  manner  parallel  to U.S.  markets.  The  Fund  will  hold  foreign currency only in connection with the purchase or sale of foreign securities.

      |_| Risks of Foreign  Investing.  Investments in foreign  securities may offer special  opportunities for investing but also present special additional
risks  and  considerations  not  typically   associated  with  investments  in
domestic securities. Some of these additional risks are:

o     reduction of income by foreign taxes;
o     fluctuation in value of foreign  investments  due to changes in currency
                  rates  or  currency   devaluation,   or   currency   control
                  regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform  accounting,  auditing and financial reporting standards in  foreign  countries  comparable  to those  applicable  to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility  and less  liquidity on foreign  markets than in the
               U.S.;
o     less governmental  regulation of foreign issuers,  securities  exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased  risks of delays in  settlement of portfolio  transactions  or loss of certificates for portfolio securities;
o     possibilities   in  some   countries  of   expropriation,   confiscatory
                  taxation,  political,  financial  or social  instability  or adverse diplomatic developments; and
o     unfavorable   differences   between   the  U.S.   economy   and  foreign
               economies.
      In  the  past,  U.S.   government   policies  have  discouraged  certain
investments abroad by U.S. investors,  through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

|X|   Zero-Coupon    Securities.    The   Fund   may   buy   zero-coupon   and
delayed-interest  securities and "stripped"  securities.  Stripped  securities are debt  securities  whose  interest  coupons are separated from the security and sold  separately.  The Fund can buy the following  types of zero-coupon or stripped  securities,  among  other:  U.S.  Treasury  notes or bonds that have been stripped of their interest  coupons,  U.S.  Treasury bills issued without
interest  coupons,  and  certificates   representing   interests  in  stripped
securities.

      Zero-coupon  securities do not make periodic  interest  payments and are sold at a deep  discount  from their face value.  The buyer  recognizes a rate of return  determined by the gradual  appreciation  of the security,  which is redeemed at face value on a specified  maturity  date.  This discount  depends on the time remaining  until maturity,  as well as prevailing  interest rates, the  liquidity of the security  and the credit  quality of the issuer.  In the absence of threats to the issuer's  credit  quality,  the  discount  typically decreases as the maturity date  approaches.  Some  zero-coupon  securities are convertible,  in that they are  zero-coupon  securities  until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because   zero-coupon   securities   pay  no   interest   and   compound
semi-annually  at the rate fixed at the time of their  issuance,  their prices are generally  more volatile than the prices of other debt  securities.  Their
value  may  fall  more  dramatically   than  the  value  of   interest-bearing
securities  when interest  rates rise.  When  prevailing  interest rates fall, zero-coupon  securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's  investment in  zero-coupon  securities may cause the Fund to recognize  income and make  distributions  to shareholders  before it receives any cash payments on the zero-coupon  investment.  To generate cash to satisfy
those  distribution  requirements,   the  Fund  may  have  to  sell  portfolio
securities  that it  otherwise  might  have  continued  to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X|   When-Issued  and  Delayed-Delivery   Transactions.  The  Fund  can
invest  in  securities  on a  "when-issued"  basis  and may  purchase  or sell securities on a  "delayed-delivery"  basis.  When-issued and  delayed-delivery are  terms  that  refer to  securities  whose  terms and  indenture  have been created,  but the  securities  are not available  for immediate  delivery even though the market for them exists.

      When such  transactions  are  negotiated,  the price (which is generally expressed  in yield  terms)  is fixed  at the  time  the  commitment  is made.
Delivery and payment for the securities  take place at a later date (generally within  120 days of the  date  the  offer is  accepted).  The  securities  are subject to change in value from market  fluctuations  during the period  until settlement.  The value at delivery  may be less than the purchase  price.  For example,  changes in interest rates in a direction other than that expected by the Manager  before  settlement  will affect the value of such  securities and may  cause  a loss  to the  Fund.  During  the  period  between  purchase  and settlement,  no payment  is made by the Fund to the  issuer,  and no  interest accrues to the Fund from the  investment  until it  receives  the  security at settlement.

      The Fund may  engage in  when-issued  transactions  to  secure  what the
Manager  considers to be an advantageous  price and yield at the time the Fund enters  into the  obligation.  When  the Fund  enters  into a  when-issued  or delayed-delivery  transaction,  it relies on the other party to  complete  the transaction.  Its failure to do so may cause the Fund to lose the  opportunity to obtain  the  security  at a price and yield  the  Manager  considers  to be advantageous.

      When the Fund engages in when-issued and delayed-delivery  transactions, it does so for the purpose of acquiring or selling securities  consistent with its  investment  objective  and policies or for  delivery  pursuant to options contracts  it has  entered  into,  and  not  for  the  purpose  of  investment leverage.  Although the Fund will enter into  delayed-delivery  or when-issued purchase  transactions to acquire  securities,  it may dispose of a commitment prior to settlement.  If the Fund chooses to dispose of the right to acquire a when-issued  security  prior to its  acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

      At the  time  the  Fund  makes  the  commitment  to  purchase  or sell a
security  on  a  when-issued  or   delayed-delivery   basis,  it  records  the
transaction  on its books and reflects the value of the security  purchased in determining  the Fund's net asset  value.  In a sale  transaction,  it records the  proceeds  to be  received.  The Fund will  identify  on its books  liquid assets  at  least  equal  in  value  to  the  value  of  the  Fund's  purchase commitments until the Fund pays for the investment.

      When issued and  delayed-delivery  transactions  can be used by the Fund as a defensive  technique  to hedge  against  anticipated  changes in interest rates and  prices.  For  instance,  in  periods of rising  interest  rates and falling  prices,  the Fund might sell securities in its portfolio on a forward commitment  basis to  attempt to limit its  exposure  to  anticipated  falling prices.  In periods  of falling  interest  rates and rising  prices,  the Fund might sell portfolio  securities  and purchase the same or similar  securities on a when-issued or delayed-delivery  basis to obtain the benefit of currently higher cash yields.

      |X|   Participation  Interests.  The Fund may  invest  in  participation interests,  subject  to the  Fund's  limitation  on  investments  in  illiquid investments.  A  participation  interest  is an  undivided  interest in a loan made by the issuing  financial  institution in the proportion that the buyer's participation  interest  bears to the total  principal  amount of the loan. No more  than 5% of the  Fund's  net  assets  can be  invested  in  participation interests of the same borrower.  The issuing  financial  institution  may have no obligation to the Fund other than to pay the Fund the proportionate  amount of the principal and interest payments it receives.

      Participation    interests    are   primarily    dependent    upon   the
creditworthiness  of the  borrowing  corporation,  which is  obligated to make payments  of  principal  and  interest  on the  loan.  There is a risk  that a borrower  may have  difficulty  making  payments.  If a borrower  fails to pay scheduled  interest  or  principal  payments,  the  Fund  could  experience  a reduction in its income. The value of that  participation  interest might also decline, which could affect the net asset value of the Fund's shares. If the issuing financial  institution fails to perform its obligations under the  participation  agreement,  the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

      |X|   Repurchase Agreements.  The Fund can acquire securities subject to repurchase  agreements.  It  might  do  so  for  liquidity  purposes  to  meet anticipated  redemptions  of Fund  shares,  or pending the  investment  of the proceeds  from sales of Fund shares,  or pending the  settlement  of portfolio securities transactions.

      In a  repurchase  transaction,  the  Fund  buys  a  security  from,  and
simultaneously   resells  it  to,  an  approved  vendor  for  delivery  on  an agreed-upon  future date.  The resale price  exceeds the purchase  price by an amount that reflects an  agreed-upon  interest  rate  effective for the period during which the repurchase  agreement is in effect.  Approved vendors include
U.S.  commercial banks, U.S. branches of foreign banks, or broker-dealers that have been  designated as primary dealers in government  securities.  They must meet credit requirements set by the Manager from time to time.

      The  majority of these  transactions  run from day to day,  and delivery pursuant  to the  resale  typically  occurs  within  one to  five  days of the purchase.  Repurchase  agreements  having a  maturity  beyond  seven  days are subject to the Fund's limits on holding  illiquid  investments.  The Fund will not enter into a  repurchase  agreement  that  causes more than 10% of its net assets to be subject to repurchase  agreements  having a maturity beyond seven days.  There is no limit on the amount of the  Fund's  net assets  that may be subject to repurchase  agreements  having maturities of seven days or less for defensive purposes.

      Repurchase  agreements,  considered "loans" under the Investment Company
Act, are  collateralized  by the underlying  security.  The Fund's  repurchase agreements  require  that at all times while the  repurchase  agreement  is in effect,  the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation.  However, if the vendor fails to pay the resale  price on the  delivery  date,  the Fund may incur  costs in disposing of the collateral  and may  experience  losses if there is any delay
in  its  ability  to  do  so.  The   Manager   will   monitor   the   vendor's
creditworthiness  to  confirm  that the vendor is  financially  sound and will continuously monitor the collateral's value.

      Pursuant to an  Exemptive  Order issued by the  Securities  and Exchange
Commission,  the Fund,  along with other  affiliated  entities  managed by the
Manager,  may  transfer  uninvested  cash  balances  into  one or  more  joint repurchase  accounts.  These  balances are invested in one or more  repurchase agreements,  secured  by  U.S.  government  securities.  Securities  that  are pledged as collateral for  repurchase  agreements are held by a custodian bank until the agreements mature. Each joint repurchase  arrangement  requires that the  market  value  of the  collateral  be  sufficient  to cover  payments  of interest and  principal;  however,  in the event of default by the other party to the agreement,  retention or sale of the collateral may be subject to legal proceedings.

      |X|   Illiquid  and  Restricted  Securities.   Under  the  policies  and
procedures  established  by  the  Fund's  Board  of  Directors,   the  Manager
determines  the  liquidity  of certain of the Fund's  illiquid  or  restricted investments.  To enable the Fund to sell its holdings of a restricted security not  registered  under the  Securities Act of 1933, the Fund may have to cause those  securities to be  registered.  The expenses of  registering  restricted securities  may be negotiated by the Fund with the issuer at the time the Fund buys the securities.  When the Fund must arrange registration because the Fund wishes to sell the  security,  a  considerable  period may elapse  between the time the  decision is made to sell the  security  and the time the security is registered  so that the Fund  could  sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund can acquire restricted  securities through private  placements.
Those securities have contractual  restrictions on their public resale.  Those restrictions  may make it more  difficult  to value them,  and might limit the
Fund's  ability to dispose of the  securities  and might  lower the amount the
Fund could realize upon the sale.

      The  Fund  has  limitations   that  apply  to  purchases  of  restricted
securities, as stated in the Prospectus.  Those percentage restrictions do not limit  purchases  of  restricted  securities  that  are  eligible  for sale to qualified  institutional  purchasers  under Rule 144A of the Securities Act of
1933,  if those  securities  have been  determined to be liquid by the Manager under  Board-approved  guidelines.  Those  guidelines  take into  account  the trading  activity for such securities and the availability of reliable pricing information, among other factors.

 If there is a lack of trading  interest in a particular  Rule 144A  security, the Fund's holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase  agreements maturing in more than seven  days and  participation  interests  that do not have  puts  exercisable within seven days.

      |X|   Loans of  Portfolio  Securities.  The Fund can lend its  portfolio securities  to certain  types of eligible  borrowers  approved by the Board of
Directors.  It  might do so to try to  provide  income  or to  raise  cash for liquidity purposes.  These loans are limited to not more than 10% of the value of the Fund's net assets.  There are some risks in connection  with securities lending. The Fund might experience a delay in receiving additional  collateral to secure a loan,  or a delay in recovery of the loaned  securities.  The Fund presently  does not  intend to lend its  securities,  but if it does so, it is not anticipated that loans will exceed 5% of the Fund's total assets.

      The Fund must receive  collateral for a loan.  Under current  applicable regulatory  requirements  (which are subject to change),  on each business day the  loan  collateral  must be at  least  equal  to the  value  of the  loaned securities.  It must consist of cash,  bank letters of credit,  securities  of the U.S.  government  or its  agencies  or  instrumentalities,  or other  cash equivalents  in which the Fund is permitted  to invest.  To be  acceptable  as collateral,  letters of credit must obligate a bank to pay amounts demanded by the Fund if the  demand  meets  the  terms  of the  letter.  The  terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it  lends  securities,  the  Fund  receives  amounts  equal  to the dividends or interest on loaned  securities.  It also  receives one or more of
(a) negotiated loan fees, (b) interest on securities  used as collateral,  and
(c)  interest  on any  short-term  debt  securities  purchased  with such loan collateral.  Either type of  interest  may be shared  with the  borrower.  The
Fund may also pay reasonable  finder's,  custodian and administrative  fees in connection  with  these  loans.  The  terms  of the  Fund's  loans  must  meet applicable  tests under the Internal  Revenue Code and must permit the Fund to reacquire  loaned  securities  on five days'  notice or in time to vote on any important matter.

      |X|   Derivatives.  The Fund  can  invest  in a  variety  of  derivative investments  for income,  for capital  appreciation  or for hedging  purposes.
Some  derivative  investments  the  Fund can use are the  hedging  instruments described below in this Statement of Additional Information.

      The Fund can invest in "index-linked"  notes.  Principal and/or interest payments on these notes  depend on the  performance  of an  underlying  index.
Currency-indexed   securities  are  another   derivative  the  Fund  may  use.
Typically these are short-term or  intermediate-term  debt  securities.  Their value at maturity or the rates at which they pay income are  determined by the change in value of the U.S.  dollar against one or more foreign  currencies or an index.  In some  cases,  these  securities  may pay an  amount at  maturity based on a multiple of the amount of the  relative  currency  movements.  This type of index security offers the potential for increased  income or principal payments  but at a greater  risk of loss than a typical  debt  security of the same maturity and credit quality.

      Other   derivative   investments   the  Fund  can  use   include   "debt
exchangeable   for  common  stock"  of  an  issuer  or   "equity-linked   debt
securities"  of an issuer.  At maturity,  the debt  security is exchanged  for common  stock of the issuer or it is  payable in an amount  based on the price of the issuer's common stock at the time of maturity.

      Both  alternatives  present a risk that the amount  payable at  maturity will be less than the  principal  amount of the debt  because the price of the issuer's common stock might not be as high as the Manager expected.

      |X|   Hedging.  The Fund can use  hedging to attempt to protect  against declines in the market  value of the Fund's  portfolio,  to permit the Fund to retain  unrealized  gains in the  value of  portfolio  securities  which  have appreciated,  or to facilitate selling securities for investment  reasons.  To do so, the Fund could:

         |_|      sell futures contracts,
         |_|      buy puts on futures or on securities, or
|_|   write covered  calls on  securities  or futures.  Covered calls can also be used to  increase  the Fund's  income,  but the  Manager  does not expect to engage extensively in that practice.

      The Fund might use hedging to  establish  a position  in the  securities market as a temporary  substitute for  purchasing  particular  securities.  In that case,  the Fund would  normally seek to purchase the  securities and then terminate  that hedging  position.  The Fund might also use this type of hedge to attempt to protect  against the possibility  that its portfolio  securities would not be fully  included  in a rise in value of the  market.  To do so the
Fund could:

         |_|      buy futures, or
         |_|      buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments,  even though it is permitted to use them in the Manager's  discretion,  as described  below.  The
Fund's  strategy  of hedging  with  futures  and  options  on futures  will be incidental  to the  Fund's  activities  in the  underlying  cash  market.  The particular  hedging  instruments  the Fund can use are  described  below.  The
Fund  may  employ  new  hedging  instruments  and  strategies  when  they  are developed,  if  those  investment  methods  are  consistent  with  the  Fund's
investment   objective  and  are  permissible  under  applicable   regulations
governing the Fund.

            |_|  Futures.  The Fund can buy and sell  futures  contracts  that relate to (1)  broadly-based  stock  indices  (these are called  "stock  index futures"),  (2)  an  individual  stock  ("single  stock  futures"),  (3)  debt securities  (these are  referred to as  "interest  rate  futures"),  (4) other
broadly-based   securities  indices  (these  are  referred  to  as  "financial
futures"),   (5)  foreign  currencies  (these  are  referred  to  as  "forward
contracts"),   or  (6)  commodities  (these  are  referred  to  as  "commodity futures").

      A  broadly-based  stock  index is used as the  basis for  trading  stock index  futures.  In some cases an index may be based on stocks of issuers in a particular  industry or group of  industries.  A stock index assigns  relative values to the common stocks included in the index and its value  fluctuates in response  to the  changes in value of the  underlying  stocks.  A stock  index
cannot  be  purchased  or  sold  directly.   Financial   futures  are  similar
contracts  based on the future value of the basket of securities that comprise the index. These contracts  obligate the seller to deliver,  and the purchaser to take, cash to settle the futures transaction.  There is no delivery made of the underlying  securities to settle the futures obligation.  Either party may also settle the transaction by entering into an offsetting contract.

      An  interest  rate  future  obligates  the  seller to  deliver  (and the purchaser  to take) cash or a  specified  type of debt  security to settle the futures  transaction.  Either  party  could  also  enter  into  an  offsetting contract  to  close  out  the  position.  Similarly,  a  single  stock  future obligates  the  seller  to  deliver  (and the  purchaser  to  take)  cash or a specified  equity  security to settle the futures  transaction.  Either  party could  also  enter  into an  offsetting  contract  to close out the  position.
Single  stock  futures  trade on a very  limited  number  of  exchanges,  with contracts typically not fungible among the exchanges.

      The Fund  can  invest a  portion  of its  assets  in  commodity  futures contracts.  Commodity  futures may be based upon commodities  within five main commodity groups: (1) energy,  which includes crude oil, natural gas, gasoline
and  heating  oil;  (2)  livestock,   which  includes  cattle  and  hogs;  (3)
agriculture,  which includes wheat, corn, soybeans,  cotton, coffee, sugar and cocoa; (4) industrial metals,  which includes aluminum,  copper, lead, nickel, tin and zinc;  and (5) precious  metals,  which  includes  gold,  platinum and silver.  The Fund may purchase and sell commodity futures  contracts,  options on futures  contracts  and  options  and  futures on  commodity  indices  with respect to these five main  commodity  groups and the  individual  commodities within each group, as well as other types of commodities.

      No money is paid or  received  by the Fund on the  purchase or sale of a future.  Upon entering into a futures  transaction,  the Fund will be required to deposit an initial  margin  payment  with the futures  commission  merchant
(the "futures  broker").  Initial  margin  payments will be deposited with the
Fund's  custodian bank in an account  registered in the futures broker's name.
However,  the  futures  broker  can gain  access to that  account  only  under specified  conditions.  As the future is marked to market  (that is, its value on the  Fund's  books is  changed)  to reflect  changes  in its market  value, subsequent  margin payments,  called variation  margin,  will be paid to or by the futures broker daily.

      At any time prior to  expiration  of the  future,  the Fund may elect to close out its position by taking an opposite  position,  at which time a final determination  of  variation  margin is made and any  additional  cash must be paid by or  released  to the  Fund.  Any  loss or gain on the  future  is then realized  by the Fund  for tax  purposes.  All  futures  transactions,  except forward  contracts,  are effected through a clearinghouse  associated with the exchange on which the contracts are traded.

      |_| Put and Call  Options.  The Fund can buy and sell  certain  kinds of put options  ("puts")  and call options  ("calls").  The Fund can buy and sell exchange-traded  and  over-the-counter  put and call options,  including index options,  securities  options,  currency  options,  commodities  options,  and options on the other types of futures described above.

      |_| Writing  Covered  Call  Options.  The Fund can write (that is, sell)
calls.  If the Fund sells a call  option,  it must be covered.  That means the
Fund must own the security  subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating  liquid assets  to  enable  the  Fund  to  satisfy  its  obligations  if the  call  is exercised.  Up to 25% of the Fund's  total  assets may be subject to calls the
Fund writes.

      When the Fund writes a call,  it receives  cash (a premium).  In writing calls on a  security,  the Fund  agrees to sell the  underlying  security to a purchaser of a corresponding  call on the same security during the call period at a fixed exercise  price  regardless of market price changes during the call period.  The call period is usually not more than nine  months.  The  exercise price may differ from the market price of the  underlying  security.  The Fund has the risk of loss that the price of the  underlying  security  may  decline during the call period.  That risk may be offset to some extent by the premium the Fund  receives.  If the value of the  investment  does not rise  above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium and the investment.

      When the Fund  writes a call on an index,  it also  receives  a premium.
If the  buyer of the call  exercises  it,  the Fund will pay an amount of cash equal  to the  difference  between  the  closing  price  of the  call  and the exercise price,  multiplied by a specified  multiple that determines the total value  of  the  call  for  each  point  of  difference.  If the  value  of the underlying  investment  does not rise above the call price,  it is likely that the call will  lapse  without  being  exercised.  In that case the Fund  would keep the cash premium.

      The Fund's  custodian  bank, or a securities  depository  acting for the custodian  bank,  will act as the Fund's escrow agent,  through the facilities of the Options Clearing  Corporation  ("OCC"),  as to the investments on which the Fund has  written  calls  traded on  exchanges  or as to other  acceptable escrow  securities.  In  that  way,  no  margin  will  be  required  for  such transactions.  OCC  will  release  the  securities  on the  expiration  of the option or when the Fund enters into a closing transaction.

      When the Fund writes an  over-the-counter  ("OTC") option, it will enter into an arrangement  with a primary U.S.  government  securities  dealer which will  establish a formula price at which the Fund will have the absolute right to repurchase  that OTC option.  The formula price will  generally be based on a multiple of the premium  received  for the option,  plus the amount by which the option is exercisable  below the market price of the  underlying  security
(that is, the option is "in the  money").  When the Fund writes an OTC option, it will  treat  as  illiquid  (for  purposes  of its  restriction  on  holding illiquid  securities)  the  mark-to-market  value of any OTC  option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To  terminate  its  obligation  on a call it has  written,  the Fund may purchase a corresponding  call in a "closing  purchase  transaction." The Fund will then  realize a profit or loss,  depending  upon  whether  the net of the amount of the option  transaction  costs and the premium  received on the call the Fund  wrote is more or less than the price of the call the Fund  purchases to  close  out the  transaction.  The Fund may  realize  a profit  if the call expires unexercised,  because the Fund will retain the underlying security and the  premium  it  received  when it  wrote  the  call.  Any such  profits  are considered  short-term  capital gains for federal income tax purposes,  as are the premiums on lapsed calls.  When  distributed  by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase  transaction due to the lack of a  market,  it will  have to hold the  callable  securities until the call expires or is exercised.

      The Fund may also write calls on a futures  contract  without owning the futures contract or securities  deliverable  under the contract.  To do so, at the time the call is written,  the Fund must cover the call by  segregating an equivalent  dollar  amount  of  liquid  assets  on its  books.  The Fund  will identify  additional liquid assets on its books to cover the call if the value of the  identified  assets  drops  below  100%  of the  current  value  of the future.  Because of this segregation  requirement,  in no circumstances  would the Fund's  receipt of an exercise  notice as to that future  require the Fund to  deliver  a  futures  contract.  It  would  simply  put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

      |_| Writing Put  Options.  The Fund can sell put  options.  A put option on  securities  gives the  purchaser  the right to sell,  and the  writer  the obligation to buy, the underlying  investment at the exercise price during the option  period.  The Fund will not write  puts if, as a result,  more than 50%
of the Fund's net assets would be required to be  segregated to cover such put options.

      If the Fund writes a put, the put must be covered by  segregated  liquid assets.  The  premium  the Fund  receives  from  writing  a put  represents  a profit, as long as the price of the underlying  investment remains equal to or above  the  exercise  price of the put.  However,  the Fund also  assumes  the obligation during the option period to buy the underlying  investment from the buyer of the put at the exercise  price,  even if the value of the  investment falls  below  the  exercise  price.  If a put the  Fund  has  written  expires unexercised,  the Fund  realizes a gain in the amount of the premium  less the transaction  costs  incurred.  If the put is exercised,  the Fund must fulfill its  obligation to purchase the underlying  investment at the exercise  price.
That price will  usually  exceed the market  value of the  investment  at that time.  In that  case,  the Fund may  incur a loss if it sells  the  underlying investment.  That  loss  will be  equal  to the sum of the  sale  price of the underlying  investment and the premium  received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When  writing a put option on a security,  to secure its  obligation  to pay for the  underlying  security  the Fund will  identify on its books liquid assets  with a value  equal  to or  greater  than  the  exercise  price of the
underlying   securities.   The  Fund  therefore  forgoes  the  opportunity  of
investing the identified assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues,  it may be assigned an exercise  notice by the  broker-dealer  through  which the put was sold.  That notice will  require the Fund to take  delivery of the  underlying security  and pay the  exercise  price.  The Fund has no control  over when it may be required to purchase the underlying security,  since it may be assigned an exercise  notice at any time prior to the  termination of its obligation as the writer of the put.  That  obligation  terminates  upon  expiration  of the put. It may also  terminate  if,  before it receives an exercise  notice,  the
Fund effects a closing  purchase  transaction  by purchasing a put of the same series as it sold.  Once the Fund has been  assigned  an exercise  notice,  it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase  transaction to realize a profit  on an  outstanding  put  option it has  written  or to  prevent  the underlying  security from being put. Effecting a closing purchase  transaction will also permit the Fund to write another put option on the  security,  or to sell the security and use the  proceeds  from the sale for other  investments.
The Fund will  realize a profit  or loss from a closing  purchase  transaction depending  on  whether  the cost of the  transaction  is less or more than the premium  received  from writing the put option.  Any profits from writing puts are  considered  short-term  capital gains for federal tax purposes,  and when distributed by the Fund, are taxable as ordinary income.

      |_|  Purchasing  Calls and Puts.  The Fund can purchase calls to protect against the possibility  that the Fund's  portfolio will not participate in an anticipated  rise in the securities  market.  When the Fund buys a call (other than in a closing purchase transaction),  it pays a premium. The Fund then has the right to buy the underlying  investment  from a seller of a  corresponding call on the  same  investment  during  the  call  period  at a fixed  exercise price.  The Fund  benefits only if it sells the call at a profit or if, during the call period,  the market price of the  underlying  investment is above the sum of the call price plus the transaction  costs and the premium paid for the call and the Fund  exercises  the call. If the Fund does not exercise the call or sell it (whether or not at a profit),  the call will  become  worthless  at its  expiration  date.  In that case the Fund will have paid the  premium  but lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it holds the underlying  investment in its  portfolio.  When the Fund  purchases  a put,  it pays a  premium  and, except as to puts on indices, has the right to sell the underlying  investment to a seller of a put on a corresponding  investment during the put period at a fixed  exercise  price.  Buying a put on  securities  or futures the Fund owns enables the Fund to attempt to protect  itself during the put period against a decline in the value of the underlying  investment below the exercise price by selling  the  underlying  investment  at the  exercise  price to a seller of a corresponding  put. If the market price of the underlying  investment is equal to or above the exercise  price and, as a result,  the put is not exercised or resold,  the put will become  worthless at its  expiration  date. In that case the Fund will have paid the premium but lost the right to sell the  underlying investment.  However, the Fund may sell the put prior to its expiration.  That sale may or may not be at a profit.

    Buying a put on an  investment  the Fund does not own (such as an index or future)  permits  the  Fund  to  resell  the  put  or to  buy  the  underlying investment  and sell it at the  exercise  price.  The  resale  price will vary inversely to the price of the  underlying  investment.  If the market price of the underlying  investment is above the exercise  price and, as a result,  the put is not exercised, the put will become worthless on its expiration date.

      When the Fund  purchases a call or put on an index or future,  it pays a premium,  but  settlement is in cash rather than by delivery of the underlying investment  to the  Fund.  Gain or loss  depends  on  changes  in the index in question  (and thus on price  movements in the  securities  market  generally)
rather than on price movements in individual securities or futures contracts.

      The Fund may buy a call or put only if,  after the  purchase,  the value of all call and put options  held by the Fund will not exceed 5% of the Fund's total assets.

      |_| Buying and  Selling  Options  on  Foreign  Currencies.  The Fund can
buy and sell  calls and puts on  foreign  currencies.  They  include  puts and
calls  that  trade  on  a  securities  or  commodities   exchange  or  in  the
over-the-counter  markets  or are quoted by major  recognized  dealers in such options.  The Fund could use these  calls and puts to try to  protect  against declines  in the  dollar  value of foreign  securities  and  increases  in the dollar cost of foreign securities the Fund wants to acquire.

      If the  Manager  anticipates  a rise in the  dollar  value of a  foreign currency in which  securities  to be acquired are  denominated,  the increased cost of those  securities  may be  partially  offset  by  purchasing  calls or writing puts on that foreign  currency.  If the Manager  anticipates a decline in the dollar value of a foreign currency,  the decline in the dollar value of portfolio  securities  denominated in that currency might be partially  offset by writing calls or purchasing  puts on that foreign  currency.  However,  the currency rates could fluctuate in a direction  adverse to the Fund's position.
The Fund will then have  incurred  option  premium  payments  and  transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign  currency is  "covered"  if the Fund owns the underlying  foreign  currency  covered by the call or has an absolute and immediate right to acquire that foreign currency  without  additional cash consideration  (or it can do so for additional  cash  consideration  held in a segregated  account by its  custodian  bank) upon  conversion  or  exchange of other foreign currency held in its portfolio.

      The Fund  could  write a call on a foreign  currency  to provide a hedge against a decline in the U.S.  dollar value of a security  which the Fund owns or has  the  right  to  acquire  and  which  is  denominated  in the  currency underlying  the  option.  That  decline  might  be one that  occurs  due to an
expected   adverse  change  in  the  exchange   rate.   This  is  known  as  a
"cross-hedging"  strategy. In those circumstances,  the Fund covers the option by  identifying  on its books liquid assets in an amount equal to the exercise price of the option.

      |_| Risks of  Hedging  with  Options  and  Futures.  The use of  hedging instruments  requires  special  skills and knowledge of investment  techniques that are different than what is required for normal portfolio  management.  If the  Manager  uses a hedging  instrument  at the wrong  time or judges  market conditions  incorrectly,  hedging strategies may reduce the Fund's return. The
Fund could also  experience  losses if the prices of its  futures  and options positions were not correlated with its other
investments.

      The Fund's option  activities  could affect its portfolio  turnover rate and  brokerage  commissions.  The exercise of calls  written by the Fund might cause the Fund to sell  related  portfolio  securities,  thus  increasing  its turnover rate.  The exercise by the Fund of puts on securities  will cause the sale of underlying  investments,  increasing portfolio turnover.  Although the decision  whether to  exercise  a put it holds is within  the Fund's  control, holding  a put  might  cause  the Fund to sell  the  related  investments  for reasons that would not exist in the absence of the put.

      The Fund could pay a  brokerage  commission  each time it buys a call or put,  sells a call  or put,  or buys or  sells  an  underlying  investment  in connection  with the  exercise of a call or put.  Those  commissions  could be higher on a relative basis than the commissions for direct  purchases or sales of the  underlying  investments.  Premiums  paid  for  options  are  small  in relation to the market value of the underlying investments.  Consequently, put and call  options  offer large  amounts of leverage.  The leverage  offered by trading in options  could  result in the  Fund's  net asset  value  being more sensitive to changes in the value of the underlying investment.

      If a covered  call  written by the Fund is  exercised  on an  investment that has increased in value,  the Fund will be required to sell the investment at the  call  price.  It  will  not be  able  to  realize  any  profit  if the investment has increased in value above the call price.

      An option  position  may be closed  out only on a market  that  provides secondary  trading for options of the same  series,  and there is no assurance that a liquid  secondary  market  will exist for any  particular  option.  The
Fund might  experience  losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling  futures or purchasing puts on  broadly-based  indices or  futures  to  attempt  to  protect  against declines  in the value of the Fund's  portfolio  securities.  The risk is that the prices of the futures or the applicable  index will correlate  imperfectly with the  behavior of the cash prices of the Fund's  securities.  For example, it is possible  that while the Fund has used  hedging  instruments  in a short hedge,  the market might advance and the value of the  securities  held in the
Fund's  portfolio might decline.  If that occurred,  the Fund would lose money on the hedging  instruments  and also experience a decline in the value of its portfolio securities.  However, while this could occur for a very brief period or to a very small degree,  over time the value of a diversified  portfolio of securities  will tend to move in the same  direction as the indices upon which the hedging instruments are based.

      The risk of imperfect  correlation  increases as the  composition of the
Fund's  portfolio  diverges  from the  securities  included in the  applicable index.  To compensate for the imperfect  correlation of movements in the price of the  portfolio  securities  being hedged and  movements in the price of the hedging  instruments,  the Fund  might use  hedging  instruments  in a greater dollar amount than the dollar amount of portfolio  securities being hedged. It might  do so if the  historical  volatility  of the  prices  of the  portfolio securities  being  hedged  is  more  than  the  historical  volatility  of the applicable index.

      The ordinary  spreads between prices in the cash and futures markets are subject to  distortions,  due to  differences  in the nature of those markets.
First,  all  participants  in the futures market are subject to margin deposit and maintenance  requirements.  Rather than meeting  additional margin deposit
requirements,   investors  may  close  futures  contracts  through  offsetting transactions which could distort the normal relationship  between the cash and futures  markets.  Second,  the  liquidity  of the futures  market  depends on participants  entering  into  offsetting  transactions  rather  than making or taking delivery.  To the extent  participants decide to make or take delivery, liquidity in the futures market could be reduced,  thus producing  distortion.
Third, from the point of view of speculators,  the deposit requirements in the futures  market are less onerous than margin  requirements  in the  securities markets.  Therefore,  increased  participation  by  speculators in the futures market may cause temporary price distortions.

      The Fund can use  hedging  instruments  to  establish  a position in the securities  markets as a temporary  substitute  for the purchase of individual securities  (long  hedging) by buying  futures  and/or calls on such  futures, broadly-based  indices or on  securities.  It is  possible  that when the Fund does so the market might  decline.  If the Fund then  concludes  not to invest in securities  because of concerns  that the market might  decline  further or for other  reasons,  the Fund will  realize a loss on the hedging  instruments that is not offset by a reduction in the price of the securities purchased.

      |_|  Forward   Contracts.   Forward   contracts  are  foreign   currency
exchange  contracts.  They are used to buy or sell foreign currency for future delivery  at a fixed  price.  The Fund uses them to "lock in" the U.S.  dollar price  of a  security  denominated  in a  foreign  currency  that the Fund has bought or sold,  or to protect  against  possible  losses from  changes in the relative values of the U.S. dollar and a foreign  currency.  The Fund may also use "cross-hedging"  where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward  contract,  one party  agrees to  purchase,  and another party agrees to sell, a specific  currency at a future date.  That date may be any  fixed  number of days from the date of the  contract  agreed  upon by the parties.  The  transaction  price is set at the time the  contract  is entered into. These contracts are traded in the inter-bank  market conducted  directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward  contracts to protect  against  uncertainty  in the level of future  exchange  rates.  The use of forward  contracts  does not eliminate the risk of fluctuations in the prices of the underlying  securities the Fund owns or intends to  acquire,  but it does fix a rate of  exchange  in advance.  Although  forward  contracts  may  reduce  the  risk of loss  from a decline in the value of the hedged  currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund  enters  into a  contract  for the  purchase  or sale of a security denominated in a foreign currency,  or when it anticipates  receiving dividend  payments in a foreign  currency,  the Fund might desire to "lock-in"
the U.S.  dollar price of the security or the U.S.  dollar  equivalent  of the dividend  payments.  To do so,  the Fund might  enter into a forward  contract for the  purchase  or sale of the amount of foreign  currency  involved in the underlying  transaction,  in a fixed  amount of U.S.  dollars  per unit of the foreign currency.  This is called a "transaction hedge." The transaction hedge will  protect the Fund  against a loss from an adverse  change in the currency exchange  rates  during the period  between the date on which the  security is purchased or sold or on which the payment is  declared,  and the date on which the payments are made or received.

      The Fund could also use  forward  contracts  to lock in the U.S.  dollar value of  portfolio  positions.  This is called a "position  hedge."  When the
Fund  believes  that  foreign  currency  might  suffer a  substantial  decline against the U.S.  dollar,  it could  enter into a forward  contract to sell an amount of that foreign currency  approximating the value of some or all of the
Fund's portfolio  securities  denominated in that foreign  currency.  When the
Fund believes that the U.S. dollar might suffer a substantial  decline against a  foreign  currency,  it could  enter  into a  forward  contract  to buy that foreign currency for a fixed dollar amount.

      Alternatively,  the Fund could  enter into a forward  contract to sell a different  foreign  currency  for a  fixed  U.S.  dollar  amount  if the  Fund believes  that  the  U.S.  dollar  value of the  foreign  currency  to be sold pursuant to its forward  contract will fall whenever there is a decline in the
U.S.  dollar value of the currency in which  portfolio  securities of the Fund are denominated. That is referred to as a "cross hedge."

      The Fund will cover its short  positions  in these cases by  identifying on its books liquid  assets  having a value equal to the  aggregate  amount of the Fund's  commitment under forward  contracts.  The Fund will not enter into forward  contracts  or  maintain  a net  exposure  to  such  contracts  if the consummation  of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio  securities or other assets  denominated  in that  currency or another  currency  that is the subject of the hedge.

      However,  to avoid excess  transactions and transaction  costs, the Fund may  maintain a net  exposure to forward  contracts  in excess of the value of the  Fund's  portfolio  securities  or other  assets  denominated  in  foreign currencies if the excess amount is "covered" by liquid securities  denominated in any  currency.  The cover must be at least equal at all times to the amount of that  excess.  As one  alternative,  the Fund may  purchase  a call  option permitting  the Fund to purchase the amount of foreign  currency  being hedged by a forward  sale  contract at a price no higher  than the  forward  contract price. As another  alternative,  the Fund may purchase a put option permitting the Fund to sell the amount of foreign  currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise  matching of the amounts  under  forward  contracts  and the value of the securities  involved  generally will not be possible  because the future value of securities  denominated in foreign currencies will change as a consequence  of market  movements  between  the date the  forward  contract is entered into and the date it is sold.  In some cases the Manager  might decide to sell the  security  and deliver  foreign  currency  to settle the  original purchase  obligation.  If the market  value of the  security  is less than the amount of foreign  currency the Fund is  obligated to deliver,  the Fund might have to purchase  additional  foreign  currency on the "spot"  (that is, cash)
market to settle  the  security  trade.  If the market  value of the  security instead  exceeds  the  amount of foreign  currency  the Fund is  obligated  to deliver to settle the  trade,  the Fund might have to sell on the spot  market some of the foreign  currency  received upon the sale of the  security.  There will be additional transaction costs on the spot market in those cases.

      The  projection of  short-term  currency  market  movements is extremely difficult,  and the successful  execution of a short-term  hedging strategy is
highly  uncertain.   Forward  contracts  involve  the  risk  that  anticipated
currency  movements  will not be  accurately  predicted,  causing  the Fund to sustain losses on these  contracts and to pay additional  transactions  costs.
The  use  of  forward  contracts  in  this  manner  might  reduce  the  Fund's performance  if there  are  unanticipated  changes  in  currency  prices  to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward  contract  requiring  the Fund to sell a  currency,  the Fund might sell a portfolio  security  and use the sale proceeds to make delivery of the currency.  In the  alternative the Fund might retain the  security  and offset its  contractual  obligation  to deliver  the currency by  purchasing a second  contract.  Under that contract the Fund will obtain,  on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly,  the Fund might close out a forward contract requiring  it to  purchase a  specified  currency  by  entering  into a second contract  entitling  it to sell the same  amount of the same  currency  on the maturity  date of the first  contract.  The Fund would  realize a gain or loss as a result of entering into such an offsetting  forward contract under either circumstance.  The  gain or loss  will  depend  on the  extent  to  which  the exchange  rate or rates  between the  currencies  involved  moved  between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of  engaging  in  forward  contracts  varies  with factors such as the  currencies  involved,  the length of the contract  period and the market  conditions  then  prevailing.  Because  forward  contracts are usually  entered into on a principal  basis,  no brokerage fees or commissions are  involved.  Because  these  contracts  are not traded on an exchange,  the
Fund must evaluate the credit and performance risk of the  counterparty  under each forward contract.

      Although the Fund values its assets daily in terms of U.S.  dollars,  it does not intend to  convert  its  holdings  of  foreign  currencies  into U.S.
dollars on a daily basis.  The Fund may convert foreign  currency from time to time,  and will  incur  costs in doing so.  Foreign  exchange  dealers  do not charge a fee for  conversion,  but they do seek to  realize a profit  based on the  difference  between  the  prices  at  which  they  buy and  sell  various currencies.  Thus,  a dealer  might  offer to sell a foreign  currency  to the
Fund at one  rate,  while  offering  a  lesser  rate of  exchange  if the Fund desires to resell that currency to the dealer.

      |_| Interest  Rate Swap  Transactions.  The Fund can enter into interest rate swap  agreements.  In an interest  rate swap,  the Fund and another party exchange  their  right to receive or their  obligation  to pay  interest  on a security.  For  example,  they might swap the right to receive  floating  rate payments  for fixed  rate  payments.  The Fund can enter  into  swaps  only on securities  that it owns.  It will not enter into  swaps with  respect to more than 25% of its total  assets.  Also,  the Fund will  segregate  liquid assets
(such as cash or U.S.  government  securities)  to cover any  amounts it could owe under swaps that  exceed the  amounts it is  entitled  to receive,  and it will adjust that amount daily, as needed.

      Swap  agreements  entail both interest rate risk and credit risk.  There is a risk that,  based on  movements  of  interest  rates in the  future,  the payments  made by the Fund under a swap  agreement  will be  greater  than the payments  it  received.  Credit  risk  arises  from the  possibility  that the counterparty  will  default.  If the  counterparty  defaults,  the Fund's loss will consist of the net amount of contractual  interest payments that the Fund has not yet  received.  The  Manager  will  monitor  the  creditworthiness  of counterparties  to the Fund's  interest rate swap  transactions  on an ongoing basis.

      The Fund can enter into swap  transactions  with certain  counterparties pursuant to master netting  agreements.  A master netting  agreement  provides that all swaps done between the Fund and that  counterparty  shall be regarded as parts of an integral  agreement.  If amounts  are  payable on a  particular date in the same  currency  in respect of one or more swap  transactions,  the amount  payable  on that date in that  currency  shall be the net  amount.  In addition,  the master netting agreement may provide that if one party defaults generally or on one swap,  the  counterparty  can  terminate  all of the swaps with that party.  Under these  agreements,  if a default  results in a loss to one party,  the measure of that party's  damages is calculated by reference to the average cost of a  replacement  swap for each swap.  It is measured by the mark-to-market  value at the time of the  termination  of each swap. The gains and losses on all swaps are then netted,  and the result is the counterparty's gain or loss on  termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      |_| Regulatory  Aspects of Hedging  Instruments.  When using futures and options on futures,  the Fund is required to operate within certain guidelines and  restrictions  with  respect to the use of futures as  established  by the
Commodities Futures Trading Commission (the "CFTC").  In particular,  the Fund is exempted from  registration with the CFTC as a "commodity pool operator" if the Fund complies with the  requirements  of Rule 4.5 adopted by the CFTC. The
Rule does not limit the  percentage  of the Fund's assets that may be used for
futures  margin  and  related  options   premiums  for  a  bona  fide  hedging
position.  However,  under the Rule, the Fund must limit its aggregate initial futures margin and related options  premiums to not more than 5% of the Fund's net assets for hedging  strategies  that are not considered  bona fide hedging strategies  under  the  Rule.  Under  the  Rule,  the Fund must also use short futures and options on futures  solely for bona fide hedging  purposes  within the meaning and intent of the applicable  provisions of the Commodity Exchange
Act.

      Transactions   in  options  by  the  Fund  are  subject  to  limitations
established by the option  exchanges.  The exchanges  limit the maximum number of  options  that  may be  written  or held by a single  investor  or group of investors  acting in concert.  Those  limits apply  regardless  of whether the options were  written or  purchased on the same or different  exchanges or are held in one or more  accounts or through one or more  different  exchanges  or through one or more  brokers.  Thus,  the number of options  that the Fund may write or hold may be  affected by options  written or held by other  entities, including other  investment  companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's  advisor).  The  exchanges  also impose  position  limits on futures  transactions.  An exchange  may order the liquidation  of  positions  found to be in  violation  of those limits and may impose certain other sanctions.

      Under the Investment  Company Act, when the Fund purchases a future,  it must maintain cash or readily  marketable  short-term  debt  instruments in an amount  equal to the market  value of the  securities  underlying  the future, less the margin deposit applicable to it.

      |_|  Tax  Aspects  of  Certain  Hedging  Instruments.   Certain  foreign
currency  exchange  contracts  in which the Fund may  invest  are  treated  as
"Section 1256 contracts"  under the Internal  Revenue Code. In general,  gains or  losses  relating  to  Section  1256  contracts  are  characterized  as 60%
long-term  and  40%  short-term  capital  gains  or  losses  under  the  Code.
However,  foreign currency gains or losses arising from Section 1256 contracts that are forward  contracts  generally are treated as ordinary income or loss.
In  addition,  Section  1256  contracts  held  by the  Fund at the end of each taxable  year are  "marked-to-market,"  and  unrealized  gains or  losses  are
treated  as  though  they  were   realized.   These   contracts  also  may  be
marked-to-market  for purposes of  determining  the excise tax  applicable  to
investment   company   distributions   and  for  other  purposes  under  rules
prescribed  pursuant to the Internal  Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain   forward   contracts   the  Fund  enters  into  may  result  in
"straddles"  for federal  income tax purposes.  The straddle  rules may affect the  character  and  timing of gains  (or  losses)  recognized  by the Fund on straddle  positions.  Generally,  a loss  sustained  on the  disposition  of a position  making up a  straddle  is allowed  only to the extent  that the loss exceeds  any  unrecognized  gain in the  offsetting  positions  making  up the straddle.  Disallowed  loss is  generally  allowed at the point where there is no unrecognized  gain in the offsetting  positions making up the straddle,  or the offsetting position is disposed of.

      Under the  Internal  Revenue  Code,  the  following  gains or losses are treated as ordinary income or loss:

(1)   gains or losses  attributable  to  fluctuations  in exchange  rates that
         occur   between  the  time  the  Fund   accrues   interest  or  other
         receivables or accrues expenses or other  liabilities  denominated in a  foreign  currency  and the time the Fund  actually  collects  such receivables or pays such liabilities, and
(2)   gains or losses  attributable  to fluctuations in the value of a foreign
         currency   between  the  date  of  acquisition  of  a  debt  security denominated  in  a  foreign  currency  or  foreign  currency  forward contracts and the date of disposition.

      Currency  gains and losses are offset against market gains and losses on each  trade  before  determining  a net  "Section  988" gain or loss under the
Internal  Revenue  Code for that trade,  which may  increase  or decrease  the amount of the Fund's  investment  income  available  for  distribution  to its shareholders.

      |X| Temporary  Defensive  Investments.  The Fund's  temporary  defensive investments  can  include (i)  obligations  issued or  guaranteed  by the U.S.
government, its agencies or instrumentalities;  (ii) commercial paper rated in
the  highest   category  by  an   established   rating   organization;   (iii)
certificates of deposit or bankers'  acceptances of domestic banks with assets of $1 billion or more;  (iv) any of the  foregoing  securities  that mature in
one  year  or  less  (generally  known  as  "cash  equivalents");   (v)  other
short-term corporate debt obligations; and (vi) repurchase agreements.

      |X|  Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act of 1940 (the "Investment Company Act")
that apply to those types of investments.  For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.  The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

      Investing  in another  investment  company  may  involve  the payment of substantial  premiums above the value of such investment  company's  portfolio securities  and is subject to limitations  under the  Investment  Company Act.
The Fund does not intend to invest in other  investment  companies  unless the
Manager  believes that the potential  benefits of the  investment  justify the payment of any premiums or sales  charges.  As a shareholder  of an investment company,  the Fund would be subject to its  ratable  share of that  investment company's expenses, including its advisory and administration expenses.

Investment Restrictions

      |X| What Are  "Fundamental  Policies?"  Fundamental  policies  are those policies  that the Fund has  adopted  to govern  its  investments  that can be changed  only by the vote of a  "majority"  of the Fund's  outstanding  voting securities.  Under the  Investment  Company Act, a "majority"  vote is defined as the vote of the holders of the lesser of:

      |_| 67% or more of the  shares  present  or  represented  by  proxy at a shareholder  meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
      |_|  more than 50% of the outstanding shares.

      The Fund's investment  objective is a fundamental policy. Other policies described in the  Prospectus or this Statement of Additional  Information  are
"fundamental"  only if they  are  identified  as  such.  The  Fund's  Board of
Directors can change  non-fundamental  policies without shareholder  approval.
However,  significant  changes to  investment  policies  will be  described in supplements  or updates to the  Prospectus  or this  Statement  of  Additional
Information,  as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

      |X|   Does  the  Fund  Have   Additional   Fundamental   Policies?   The
following investment restrictions are fundamental policies of the Fund.

      |_|   The Fund cannot buy  securities  issued or  guaranteed  by any one issuer if more than 5% of its total assets would be invested in  securities of that  issuer  or if it would  then own more than 10% of that  issuer's  voting securities.  This  limitation  applies to 75% of the Fund's total assets.  The limit does not apply to  securities  issued by the U.S.  government  or any of its agencies or instrumentalities or securities of other investment companies.

      |_|         The Fund  cannot make loans  except (a)  through  lending of securities,  (b) through the purchase of debt  instruments or similar evidence of  indebtedness,  (c)  through  an  inter-fund  lending  program  with  other affiliated funds and (d) through repurchase agreements.

      The  Fund  cannot  invest  25% or more of its  total  assets  in any one industry.  That limit does not apply to  securities  issued or  guaranteed  by the U.S. government or its agencies and instrumentalities.

      |_| The Fund  cannot  borrow  money in excess of 33 1/3% of the value of its total  assets.  The Fund may  borrow  only from  banks  and/or  affiliated investment  companies.  With respect to this fundamental  policy, the Fund can borrow only if it maintains a 300% ratio of assets to  borrowings at all times in the manner set forth in the Investment Company Act.

      |_|   The Fund  cannot  invest in real  estate or in  interests  in real estate.  However,  the Fund can purchase  securities  of issuers  holding real estate or interests in real estate.

      |_|   The  Fund  cannot  invest  in  physical  commodities  or  physical commodity contracts.
However,  the Fund can buy and sell any of the hedging  instruments  permitted by any of its  other  policies.  It can also buy and  sell  options,  futures, securities  or other  instruments  backed  by  physical  commodities  or whose investment return is linked to changes in the price of physical commodities.

      |_|   The  Fund  cannot  underwrite  securities  of other  companies.  A permitted  exception  is in case it is deemed to be an  underwriter  under the
Securities  Act of  1933  when  reselling  any  securities  held  in  its  own portfolio.

      |_|   The Fund cannot issue "senior  securities."  This restriction does not prohibit the Fund from  borrowing  money as described in the Prospectus or this Statement of Additional  Information.  It does not prohibit the Fund from entering  into margin,  collateral,  segregation  or escrow  arrangements,  or options,  futures,  hedging  transactions  or from  buying and  selling  other investments permitted by its other investment policies.

      Unless  the  Prospectus  or this  Statement  of  Additional  Information states that a percentage  restriction  applies on an ongoing basis, it applies only at the  time  the  Fund  makes  an  investment.  The  Fund  need not sell securities  to meet the  percentage  limits  if the  value  of the  investment increases in proportion to the size of the Fund.

      For purposes of the Fund's policy not to concentrate  its investments as described above, the Fund has adopted the industry  classifications  set forth in  Appendix B to this  Statement  of  Additional  Information.  This is not a fundamental policy.

How the Fund is Managed

Organization  and  History.  The Fund is an open-end,  diversified  management investment  company that was organized in 1944. Since 1979 the Fund has been a
Maryland corporation.

      |X|  Classes  of  Shares.   The   Directors  are   authorized,   without
shareholder  approval,  to create  new  series  and  classes  of  shares.  The
Directors may reclassify  unissued shares of the Fund into  additional  series or classes of shares.  The Directors  also may divide or combine the shares of a class  into a greater  or  lesser  number of  shares  without  changing  the proportionate  beneficial  interest of a  shareholder  in the Fund.  Shares do not have  cumulative  voting  rights or  preemptive  or  subscription  rights.
Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class A, Class B, Class
C, Class N and Class Y.  All classes invest in the same investment portfolio.  Only retirement plans may purchase Class N shares. Only certain institutional investors may elect to purchase Class Y shares. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      |X|  Meetings  of  Shareholders.  Although  the Fund is not  required by
Maryland law to hold annual meetings,  it may hold  shareholder  meetings from time to time on  important  matters.  The  shareholders  of the Fund  have the right to call a meeting to remove a Director or to take  certain  other action described in the Articles of Incorporation or under Maryland law.

      The Fund will hold meetings when required to do so by the Investment
Company Act or other applicable law. The Fund will hold a meeting when the
Directors call a meeting or upon proper request of shareholders. If the
Fund's parent corporation receives a written request of the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting to call a meeting for a specified purpose (which might include the removal of a
Director), the Directors will call a meeting of shareholders for that specified purpose. The Fund's parent corporation has undertaken that it will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants'
expense.

Board of Directors and Oversight Committees.  The Fund is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Directors has an Audit Committee and a Review Committee.
The Audit Committee is comprised solely of Independent Directors. The members of the Audit Committee are Edward L. Cameron (Chairman), William L.
Armstrong, George C. Bowen and Robert J. Malone.  The Audit Committee held 7 meetings during the fiscal year ended December 31, 2002.  The Audit Committee furnishes the Board with recommendations regarding the selection of the
Fund's independent auditors. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent auditors.
Other main functions of the Audit Committee include, but are not limited to:
(i) reviewing the scope and results of audits and the audit fees charged;
(ii) reviewing reports from the Fund's independent auditors regarding the
Fund's internal accounting procedures and controls; and (iii) establishing a separate line of communication between the Fund's independent auditors and its independent Directors.

      The Audit Committee's functions include selecting and nominating, to the full Board, nominees for election as Directors, and selecting and nominating Independent Directors for election.  The Audit Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new directors except for those instances when a shareholder vote is required.

      To date, the Committee has been able to identify from its own resources an ample number of qualified candidates.  Nonetheless, shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Audit Committee's consideration by mailing such information to the Committee in care of the Fund.  The Committee may consider such persons at such time as it meets to consider possible nominees.  The
Committee, however, reserves sole discretion to determine the candidates to present to the Board and/or shareholders when it meets for the purpose considering potential nominees.

      The members of the Review Committee are Jon S. Fossel (Chairman),
Robert G. Avis, Sam Freedman, Beverly Hamilton and F. William Marshall, Jr.
The Review Committee held 7 meetings during the fiscal year ended December
31, 2002.  Among other functions, the Review Committee reviews reports and makes recommendations to the Board concerning the fees paid to the Fund's transfer agent and the services provided to the Fund by the transfer agent.
The Review Committee also reviews the Fund's investment performance and policies and procedures adopted by the Fund to comply with Investment Company
Act and other applicable law.

Directors and Officers of the Fund. Except Mr. Murphy, each of the Directors is an "Independent Director," as defined in the Investment Company Act. Mr.
Murphy is an "Interested Director," because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Mr. Murphy was elected as a Director of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a director of the Fund and the other Board II Funds (defined below) for which he is a trustee or director.

      The Fund's Directors and officers and their positions held with the
Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below. The information for the Directors also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the
Directors. All of the Directors are also trustees or directors of the following Oppenheimer funds (except for Ms. Hamilton and Mr. Malone, who are not Trustees of Oppenheimer Senior Floating Rate Fund and Mr. Murphy is not a
Trustee or Managing General Partner of any of the Centennial trusts)
(referred to as "Board II Funds"):

Oppenheimer Cash Reserves                Oppenheimer Select Managers
Oppenheimer Champion Income Fund         Oppenheimer Senior Floating Rate Fund
Oppenheimer Capital Income Fund          Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund              Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund      Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds              Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund Centennial America Fund, L. P.
Oppenheimer Main Street Funds, Inc.      Centennial California Tax Exempt Trust
Oppenheimer   Main  Street   Opportunity
Fund                                     Centennial Government Trust
Oppenheimer Main Street Small Cap Fund   Centennial Money Market Trust
Oppenheimer Municipal Fund               Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund              Centennial Tax Exempt Trust

      Present or former  officers,  directors,  trustees  and  employees  (and their  immediate  family members) of the Fund, the Manager and its affiliates, and retirement plans  established by them for their employees are permitted to purchase  Class A shares  of the Fund and the other  Oppenheimer  funds at net asset  value  without  sales  charge.  The sales  charges on Class A shares is waived for that group because of the  economies of sales  efforts  realized by the Distributor.

      Messrs. Murphy, Masterson, Molleur, Vottiero, Wixted, Zack, Bartlett
and Leavy, and Mses. Bechtolt, Feld and Ives who are officers of the Fund, respectively hold the same offices with one or more of the other Board II
Funds as with the Fund.  As of January 30, 2003, the Directors and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund.  The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, each Independent
Director, and his family members, do not own securities of either the Manager or Distributor of the Board II Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or
Distributor.

      |X| Affiliated  Transactions  and Material  Business  Relationships.  In
2001, Mr. Swain  surrendered  for  cancellation  60,000 options of Oppenheimer
Acquisition   Company  ("OAC")  (the  Manager's  parent  holding  company)  to
MassMutual for a cash payment of $2,700,600.

      Mr. Swain has reported that he sold a residential property to Mr.
Freedman on October 23, 2001 for $1.2 million.  An independent appraisal of the property supported the sale price.

     The address of each Director in the chart below is 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Director serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                               Independent Directors
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal  Occupation(s)  During  Past  5 Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other  Trusteeships/Directorships Held by Shares     Oppenheimer
with Fund,          Trustee;                                  BeneficiallFunds
Length of Service,  Number  of  Portfolios  in  Fund  Complex Owned in   Overseen
Age                 Currently Overseen by Director            the Fund   by Director
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
James C. Swain,     Formerly,  Chief Executive Officer (until $0         Over
Chairman and        August  27,  2002) of the Board II Funds,            $100,000
Director since 1969 Vice Chairman  (until January 2, 2002) of
Age: 69             the Manager and  President and a director
                    (until   1997)   of   Centennial    Asset
                    Management  Corporation  (a  wholly-owned
                    investment  advisory  subsidiary  of  the
                    Manager).  Oversees 42  portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L.          Chairman   of   the   following   private $0         $50,001-
Armstrong,          mortgage banking companies:  Cherry Creek            $100,000
Director since 1999 Mortgage     Company     (since    1991),
Age: 65             Centennial  State Mortgage Company (since
                    1994),   The  El  Paso  Mortgage  Company
                    (since   1993),    Transland    Financial
                    Services,  Inc. (since 1997); Chairman of
                    the following  private  companies:  Great
                    Frontier  Insurance   (insurance  agency)
                    (since    1995),     Ambassador     Media
                    Corporation and Broadway  Ventures (since
                    1984);   a  director  of  the   following
                    public  companies:   Storage   Technology
                    Corporation  (computer equipment company)
                    (since  1991),  Helmerich  & Payne,  Inc.
                    (oil    and    gas    drilling/production
                    company)   (since  1992),   UNUMProvident
                    (insurance  company)  (since  1991).  Mr.
                    Armstrong is also a  Director/Trustee  of
                    Campus   Crusade   for   Christ  and  the
                    Bradley Foundation.  Formerly Director of
                    International     Family    Entertainment
                    (television   channel)   (1992-1997)  and
                    Natec  Resources,   Inc.  (air  pollution
                    control  equipment and services  company)
                    (1991-1995),  Frontier Real Estate,  Inc.
                    (residential   real   estate   brokerage)
                    (1994-1999),  and  Frontier  Title (title
                    insurance  agency)  (1995-June  1999);  a
                    U.S.   Senator   (January    1979-January
                    1991).  Oversees  42  portfolios  in  the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,     Formerly,  Director and President of A.G. $0         $1 -
Director since 1993 Edwards  Capital,  Inc.  (General Partner            $10,000
Age: 71             of private equity funds) (until  February
                    2001);  Chairman,   President  and  Chief
                    Executive   Officer   of   A.G.   Edwards
                    Capital,  Inc.  (until March 2000);  Vice
                    Chairman  and  Director of A.G.  Edwards,
                    Inc. and Vice Chairman of A.G.  Edwards &
                    Sons,   Inc.   (its   brokerage   company
                    subsidiary) (until March 1999);  Chairman
                    of A.G.  Edwards Trust Company and A.G.E.
                    Asset  Management   (investment  advisor)
                    (until  March   1999);   and  a  Director
                    (until  March  2000)  of A.G.  Edwards  &
                    Sons  and  A.G.  Edwards  Trust  Company.
                    Oversees    42    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,    Formerly (until April 1999):  Senior Vice $10,001-$50Over
Director since 1997 President   (from   September  1987)  and            $100,000
Age: 66             Treasurer   (from   March  1985)  of  the
                    Manager;  Vice President (from June 1983)
                    and  Treasurer   (since  March  1985)  of
                    OppenheimerFunds   Distributor,  Inc.  (a
                    subsidiary of the  Manager);  Senior Vice
                    President    (since    February    1992),
                    Treasurer  (since  July  1991)  Assistant
                    Secretary and a director  (since December
                    1991) of the Centennial  Asset Management
                    Corporation;    Vice   President   (since
                    October 1989) and Treasurer  (since April
                    1986)  of  HarbourView  Asset  Management
                    Corporation   (an   investment   advisory
                    subsidiary  of the  Manager);  President,
                    Treasurer    and   a    director    (June
                    1989-January  1990) of Centennial Capital
                    Corporation   (an   investment   advisory
                    subsidiary   of   the   Manager);    Vice
                    President  and  Treasurer  (since  August
                    1978) and  Secretary  (since  April 1981)
                    of   Shareholder   Services,    Inc.   (a
                    transfer   agent    subsidiary   of   the
                    Manager);  Vice President,  Treasurer and
                    Secretary   (since   November   1989)  of
                    Shareholder  Financial Services,  Inc. (a
                    transfer   agent    subsidiary   of   the
                    Manager);   Assistant   Treasurer  (since
                    March  1998) of  Oppenheimer  Acquisition
                    Corp.      (the     Manager's      parent
                    corporation);  Treasurer  (since November
                    1989)    of    Oppenheimer    Partnership
                    Holdings,   Inc.   (a   holding   company
                    subsidiary   of   the   Manager);    Vice
                    President  and   Treasurer   (since  July
                    1996)   of    Oppenheimer    Real   Asset
                    Management,  Inc. (an investment advisory
                    subsidiary   of   the   Manager);   Chief
                    Executive  Officer  and  director  (since
                    March  1996)  of  MultiSource   Services,
                    Inc. (a  broker-dealer  subsidiary of the
                    Manager);  Treasurer (since October 1997)
                    of  OppenheimerFunds  International  Ltd.
                    and  Oppenheimer   Millennium  Funds  plc
                    (offshore  fund  management  subsidiaries
                    of the  Manager).  Oversees 42 portfolios
                    in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron,  A  member  of The  Life  Guard  of  Mount $0         $50,001-
Director since 1999 Vernon,  George  Washington's home (since            $100,000
Age: 64             June  2000).  Formerly  (March 2001 - May
                    2002)  Director of Genetic  ID, Inc.  and
                    its   subsidiaries   (a  privately   held
                    biotech   company);    a   partner   with
                    PricewaterhouseCoopers      LLP     (from
                    1974-1999)  (an   accounting   firm)  and
                    Chairman    (from    1994-1998),    Price
                    Waterhouse    LLP    Global    Investment
                    Management   Industry   Services   Group.
                    Oversees    42    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,      Chairman  and  Director  (since  1998) of $0         Over
Director since 1990 Rocky    Mountain   Elk   Foundation   (a            $100,000
Age: 61             not-for-profit    foundation);    and   a
                    director  (since  October  1999)  of P.R.
                    Pharmaceuticals    (a   privately    held
                    company) and  UNUMProvident (an insurance
                    company)  (since June 1, 2002).  Formerly
                    Chairman  and a director  (until  October
                    1996) and President  and Chief  Executive
                    Officer   (until  October  1995)  of  the
                    Manager;   President,   Chief   Executive
                    Officer  and a  director  of  Oppenheimer
                    Acquisition Corp.,  Shareholders Services
                    Inc.    and    Shareholder     Financials
                    Services,   Inc.  (until  October  1995).
                    Oversees    42    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,       Director    of    Colorado    Uplift   (a $50,001-$10Over0
Director since 1996 non-profit   charity   (since   September            $100,000
Age: 62             1984).  A trustee  or  director  of other
                    Oppenheimer   funds.    Formerly   (until
                    October  1994) Mr.  Freedman held several
                    positions  in  subsidiary  or  affiliated
                    companies  of the  Manager.  Oversees  42
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly          L. Trustee   (since   1996)  of   MassMutual $01         $10,001 -
Hamilton,           Institutional  Funds  and of  MML  Series             $50,0001
Director since 2002 Investment   Fund  (open-end   investment
Age: 56             companies);   Director  of  MML  Services
                    (since  April  1987)  and  America  Funds
                    Emerging   Markets   Growth  Fund  (since
                    October   1991)   (both  are   investment
                    companies),  The California  Endowment (a
                    philanthropy  organization)  (since April
                    2002),   and   Community    Hospital   of
                    Monterey   Peninsula,   (since   February
                    2002);  a trustee  (since  February 2000)
                    of  Monterey  International  Studies  (an
                    educational    organization),    and   an
                    advisor to Unilever  (Holland)'s  pension
                    fund and to Credit Suisse First  Boston's
                    Sprout   venture   capital   unit.   Mrs.
                    Hamilton   also  is  a   member   of  the
                    investment  committees of the Rockefeller
                    Foundation,  the  University  of Michigan
                    and    Hartford    Hospital.    Formerly,
                    President   (February   1991-April  2000)
                    ARCO   Investment   Management   Company.
                    Oversees    41    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert J. Malone,   Director    (since    2001)    of   Jones    $01        Over
Director since 2002 Knowledge,   Inc.   (a   privately   held             $100,0001
Age: 58             company), U.S. Exploration,  Inc., (since
                    1997),   Colorado  UpLIFT  (a  non-profit
                    organization)  (since 1986) and a trustee
                    of  the   Gallagher   Family   Foundation
                    (non-profit  organization)  (since 2000).
                    Formerly,   Chairman  of  U.S.   Bank  (a
                    subsidiary  of U.S.  Bancorp and formerly
                    Colorado     National     Bank,)    (July
                    1996-April  1,  1999) and a  director  of
                    Commercial   Assets,    Inc.   (a   REIT)
                    (1993-2000).  Oversees 41  portfolios  in
                    the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F. William          Trustee   (since   1996)  of   MassMutual $0         Over
Marshall, Jr.,      Institutional  Funds  and of  MML  Series            $100,000
Director since 2000 Investment   Fund  (open-end   investment
Age: 60             companies);  Trustee and Chairman  (since
                    May  1987)  of the  investment  committee
                    for  the  Worcester  Polytech  Institute;
                    President  and Treasurer  (since  January
                    1999) of the SIS Fund (a private  not for
                    profit charitable  fund);  Trustee (since
                    1995)  of  the  Springfield  Library  and
                    Museum Association;  Trustee (since 1996)
                    of  the   Community   Music   School   of
                    Springfield;  Member  of  the  investment
                    committee of the Community  Foundation of
                    Western   Massachusetts   (since   1998).
                    Formerly,   Chairman  (January  1999-July
                    1999)  of  SIS  &  Family  Bank,   F.S.B.
                    (formerly  SIS  Bank);  President,  Chief
                    Executive   Officer  and  Director   (May
                    1993-December   1998)  of  SIS  Bankcorp,
                    Inc. and SIS Bank  (formerly  Springfield
                    Institution  for Savings)  and  Executive
                    Vice President  (January  1999-July 1999)
                    of  Peoples  Heritage   Financial  Group,
                    Inc.   Oversees  42   portfolios  in  the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New
York, NY 10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                          Interested Director and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name;              Principal   Occupation(s)  During  Past  5 Dollar     Aggregate
                                                                         Dollar
                                                                         Range of
                                                                         Shares
                   Years;                                     Range of   Beneficially
Position(s) Held   Other  Trusteeships/Directorships  Held by Shares     Owned in
with Fund;         Trustee;                                   Beneficiallany of the
Length of Service; Number  of   Portfolios  in  Fund  Complex Owned in   Oppenheimer
Age                Currently Overseen by Director             the Fund   Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,    Chairman,   Chief  Executive  Officer  and $0         Over
President and      director  (since June 2001) and  President            $100,000
Director since     (since  September  2000)  of the  Manager;
October 2001       President  and a  director  or  trustee of
Age: 53            other Oppenheimer  funds;  President and a
                   director  (since July 2001) of Oppenheimer
                   Acquisition   Corp.   and  of  Oppenheimer
                   Partnership  Holdings,  Inc.;  a  director
                   (since November 2001) of  OppenheimerFunds
                   Distributor,    Inc.;   Chairman   and   a
                   director  (since July 2001) of Shareholder
                   Services,    Inc.   and   of   Shareholder
                   Financial Services,  Inc.; President and a
                   director     (since    July    2001)    of
                   OppenheimerFunds    Legacy    Program   (a
                   charitable  trust program  established  by
                   the Manager);  a director of the following
                   investment   advisory    subsidiaries   of
                   OppenheimerFunds,  Inc.: OFI Institutional
                   Asset  Management,   Inc.  and  Centennial
                   Asset   Management    Corporation   (since
                   November    2001),    HarbourView    Asset
                   Management  Corporation  and  OFI  Private
                   Investments,   Inc.   (since  July  2001);
                   President  (since  November 1, 2001) and a
                   director  (since July 2001) of Oppenheimer
                   Real Asset  Management,  Inc.;  a director
                   (since    November    2001)   of   Trinity
                   Investment  Management  Corp.  and Tremont
                   Advisers,    Inc.   (investment   advisory
                   affiliates  of  the  Manager);   Executive
                   Vice  President  (since  February 1997) of
                   Massachusetts    Mutual   Life   Insurance
                   Company (the Manager's parent company);  a
                   director   (since   June   1995)   of  DLB
                   Acquisition    Corporation    (a   holding
                   company  that  owns  shares  of  David  L.
                   Babson & Company,  Inc.); formerly,  Chief
                   Operating  Officer  (September   2000-June
                   2001)  of  the  Manager;   President   and
                   trustee (November  1999-November  2001) of
                   MML Series  Investment Fund and MassMutual
                   Institutional  Funds (open-end  investment
                   companies);    a    director    (September
                   1999-August  2000) of C.M. Life  Insurance
                   Company;    President,   Chief   Executive
                   Officer    and     director     (September
                   1999-August  2000) of MML Bay  State  Life
                   Insurance   Company;   a  director   (June
                   1989-June  1998) of Emerald  Isle  Bancorp
                   and Hibernia  Savings Bank (a wholly-owned
                   subsidiary   of  Emerald  Isle   Bancorp).
                   Oversees    74     portfolios    in    the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for
Messrs. Bartlett, Leavy,  Molleur and Zack and Ms. Feld, 498 Seventh Avenue,
New York, NY 10018, for Messrs. Masterson, Vottiero and Wixted and Mses.
Bechtolt and Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each
Officer serves for an annual term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Bruce Bartlett, Vice    Senior Vice President (since January 1999) of the Manager;
President and           an officer of 6 portfolios in the OppenheimerFunds
Portfolio Manager       complex.  Mr. Bartlett joined the Manager in April 1995 as
since 1995              a Vice President and Portfolio Manager.
Age:  52
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Christopher Leavy,      Senior  Vice  President   (since   September  2000)  of  the
Vice President and      Manager; an officer of 6 portfolios in the  OppenheimerFunds
Portfolio Manager       complex;  prior to joining the Manager in September 2000, he
since 2000              was a  portfolio  manager  of  Morgan  Stanley  Dean  Witter
Age:  31                Investment Management (from 1997).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer,    Principal the Manager;  Treasurer  (since  March 1999) of  HarbourView
Financial           and Asset Management  Corporation,  Shareholder Services,  Inc.,
Accounting      Officer Oppenheimer Real Asset Management  Corporation,  Shareholder
since 1999              Financial Services,  Inc., Oppenheimer Partnership Holdings,
Age: 43                 Inc.,  OFI Private  Investments,  Inc.  (since  March 2000),
                        OppenheimerFunds    International   Ltd.   and   Oppenheimer
                        Millennium Funds plc (since May 2000) and OFI  Institutional
                        Asset Management,  Inc. (since November 2000); Treasurer and
                        Chief  Financial  Officer  (since  May 2000) of  Oppenheimer
                        Trust Company (a trust  company  subsidiary of the Manager);
                        Assistant   Treasurer  (since  March  1999)  of  Oppenheimer
                        Acquisition  Corp.  and   OppenheimerFunds   Legacy  Program
                        (since April 2000);  formerly  Principal and Chief Operating
                        Officer    (March    1995-March    1999),    Bankers   Trust
                        Company-Mutual  Fund  Services  Division.  An  officer of 90 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Connie Bechtolt,        Assistant Vice President of the Manager  (since September
Assistant Treasurer     1998); formerly Manager/Fund Accounting (September
since 2002              1994-September 1998) of the Manager. An officer of 90
Age: 39                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting of the Manager (since March
Assistant Treasurer     2002;  formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 39                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999).  An officer of 90 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         General  Counsel  (since  November  2001)  of  the  Manager;
Vice President &        Senior Vice President  (since May 1985) and General  Counsel
Secretary since 2001    (since  February 2002) of  OppenheimerFunds,  Inc.;  General
Age: 54                 Counsel   and  a   director   (since   November   2001)   of
                        OppenheimerFunds  Distributor,  Inc.;  Senior Vice President
                        and General  Counsel  (since  November  2001) of HarbourView
                        Asset Management Corporation;  Vice President and a director
                        (since November 2000) of Oppenheimer  Partnership  Holdings,
                        Inc.; Senior Vice President,  General Counsel and a director
                        (since  November  2001)  of  Shareholder   Services,   Inc.,
                        Shareholder   Financial   Services,    Inc.,   OFI   Private
                        Investments,   Inc.,   Oppenheimer  Trust  Company  and  OFI
                        Institutional  Asset  Management,  Inc.;  a director  (since
                        November 2001) of Oppenheimer Real Asset  Management,  Inc.;
                        Assistant  Secretary and a director (since November 2001) of
                        OppenheimerFunds  International  Ltd.; Vice President (since
                        November   2001)   of   OppenheimerFunds   Legacy   Program;
                        Secretary  (since November 2001) of Oppenheimer  Acquisition
                        Corp.;    formerly   Acting   General   Counsel    (November
                        2001-February  2002)  and  Associate  General  Counsel  (May
                        1981-October  2001) of the Manager;  Assistant  Secretary of
                        Shareholder   Services,   Inc.  (May  1985-November   2001),
                        Shareholder     Financial    Services,     Inc.    (November
                        1989-November  2001);  OppenheimerFunds  International  Ltd.
                        and Oppenheimer  Millennium Funds plc (October 1997-November
                        2001).  An officer of 90 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,      Vice  President and Senior  Counsel (since July 1999) of the
Assistant Secretary     Manager;    Vice    President    (since    June   1990)   of
since 2001              OppenheimerFunds    Distributor,    Inc.;   Director,   Vice
Age: 44                 President  and  Assistant  Secretary  (since  June  1999) of
                        Centennial  Asset  Management  Corporation;  Vice  President
                        (since 1997) of  Oppenheimer  Real Asset  Management,  Inc.;
                        formerly  Vice  President  and  Associate   Counsel  of  the
                        Manager (June  1990-July  1999). An officer of 90 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President and Assistant  Counsel  (since June 1998) of
Assistant Secretary     the    Manager;    Vice    President    (since    1999)   of
since 2001              OppenheimerFunds  Distributor,   Inc.;  Vice  President  and
Age: 37                 Assistant  Secretary  (since 1999) of Shareholder  Services,
                        Inc.;   Assistant   Secretary   (since   December  2001)  of
                        OppenheimerFunds  Legacy Program and  Shareholder  Financial
                        Services,   Inc.;  formerly  Assistant  Vice  President  and
                        Assistant  Counsel of the Manager (August  1997-June  1998);
                        Assistant Counsel of the Manager (August  1994-August 1997).
                        An officer of 90 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip T. Masterson,    Vice President and Assistant Counsel of the Manager (since
Assistant Secretary     July 1998); formerly, an associate with Davis, Graham, &
since 2002              Stubbs LLP (January 1997-June 1998). An officer of 90
Age: 38                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Denis R. Molleur,       Vice  President  and Senior  Counsel of the  Manager  (since
Assistant Secretary     July 1999);  formerly a Vice President and Associate Counsel
since 2001              of the Manager (September  1995-July 1999). An officer of 83
Age: 45                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X|  Remuneration of Directors. The officers of the Fund and one
Director of the Fund (Mr. Murphy) are affiliated with the Manager and receive no salary or fee from the Fund.  The remaining Directors of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended December 31, 2002.  The compensation from all 41 of the Board II
Funds (including the Fund) represents compensation received for serving as a director or trustee and member of a committee (if applicable) of the boards of those funds during the calendar year 2002.

-------------------------------------------------------------------------------
Director Name and Other Fund            Aggregate         Total Compensation
                                                          From Fund and Fund
                                    Compensation from       Complex Paid to
Position(s) (as applicable)               Fund1               Directors*
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
James C. Swain                            $8,139                $177,996
Chairman of the Board of
Directors
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
William L. Armstrong                      $4,210                $92,076
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Avis                            $4,216                $92,199
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George C. Bowen                           $4,167                $91,124
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward L. Cameron                         $4,561                $99,743
Audit Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jon S. Fossel                             $4,325                $94,590
Review Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sam Freedman                              $4,216                $92,199
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Beverly Hamilton2                         $2,6673              $113,6594
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert J. Malone2                         $2,6675               $58,326
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
F. William Marshall, Jr.                  $4,167               $138,1246
Review Committee Member
-------------------------------------------------------------------------------
Effective  July 1, 2002,  C. Howard.  Kast and Robert M.  Kirchner  retired as
Directors  from the Board II Funds.  For the fiscal  year ended  December  31,
2002, Mr. Kast received  $1,895 and Mr.  Kirchner  received  $1,737  aggregate compensation  from the Fund.  For the calendar  year ended  December 31, 2002,
Mr.  Kast  received   $41,451  and  Mr.   Kirchner   received   $38,001  total
compensation  from all of the  Oppenheimer  funds  for  which  they  served as
Director.
1. Aggregate  Compensation From Fund includes fees and deferred  compensation, if any, for a Director.
2. Mrs.  Hamilton  and Mr.  Malone were  elected as  Directors of the Board II
Funds effective June 1, 2002.  Compensation  for Mrs.  Hamilton and Mr. Malone
was paid by all the Board II Funds,  with the exception of Oppenheimer  Senior
Floating Rate Fund for which they  currently do not serve as Directors  (total of 40 Oppenheimer funds).
3. Includes $1,325 deferred under Deferred Compensation Plan described below.
4. Includes $55,333  compensation (of which 100% was deferred under a deferred compensation  plan)  paid to Mrs.  Hamilton  for  serving  as a trustee by two open-end investment companies  (MassMutual  Institutional Funds and MML Series
Investment  Fund) the  investment  adviser  for which is the  indirect  parent company of the Fund's  Manager.  The Manager also serves as the Sub-Advisor to
the   MassMutual   International   Equity   Fund,   a  series  of   MassMutual
Institutional Funds.
5. Includes $2,667 deferred under Deferred Compensation Plan described below.
6.  Includes  $47,000 of  compensation  paid to Mr.  Marshall for serving as a trustee by two open-end investment companies  (MassMutual  Institutional Funds and MML  Series  Investment  Fund)  the  investment  adviser  for which is the indirect parent company of the Fund's Manager.  The Manager also serves as the
Sub-Advisor  to  the  MassMutual   International  Equity  Fund,  a  series  of
MassMutual Institutional Funds.
* For purposes of this section only,  "Fund Complex"  includes the Oppenheimer funds,  MassMutual  Institutional  Funds  and MML  Series  Investment  Fund in
accordance  with  the  instructions  for  Form  N-1A.  The  Manager  does  not consider  MassMutual  Institutional Funds and MML Series Investment Fund to be
part of the  OppenheimerFunds  "Fund  Complex"  as that term may be  otherwise interpreted.

    |X| Deferred  Compensation Plan for Directors.  The Board of Directors has
adopted a Deferred  Compensation  Plan for Independent  Directors that enables them to elect to defer  receipt of all or a portion  of the  annual  fees they are  entitled  to  receive  from the Fund.  Under the plan,  the  compensation deferred  by a  Director  is  periodically  adjusted  as though an  equivalent amount had been invested in shares of one or more  Oppenheimer  funds selected by the  Director.  The  amount  paid to the  Director  under  the plan will be determined  based upon the  performance of the selected  funds. As of December
31, 2001 none of the Independent Directors has elected to participate.

      Deferral of Director's  fees under the plan will not  materially  affect the Fund's  assets,  liabilities  and net income per share.  The plan will not obligate  the  Fund to  retain  the  services  of any  Director  or to pay any particular  level  of  compensation  to any  Director.  Pursuant  to an  Order issued by the Securities and Exchange  Commission,  the Fund may invest in the funds  selected by the Director  under the plan without  shareholder  approval for the limited  purpose of determining  the value of the Director's  deferred fee account.

    |X| Major  Shareholders.  As of January  30,  2003,  the only  persons who owned of record or were  known by the Fund to own  beneficially  5% or more of any class of the Fund's outstanding shares were the following:

      D. H. Lipson,  F.B. Waechter JR. D. TR, Metro Corp.  Retirement Savings,
      1818 Market Street,  Philadelphia,  Pennsylvania  19103-3638 which owned
      117,140.094  Class N shares  (representing  18.32% of the Class N shares then outstanding);

      Reliance Trust Co. Cust., FBO Independent GRP Home,  Living Program Ret.
      Plan,  P.O.  Box  48529,   Atlanta,   Georgia   30362-1529  which  owned
      32,227.645  Class N shares  (representing  5.04%  of the  Class N shares then outstanding);

      RPSS TR, Mesa Systems  Inc.,  401(k) Plan,  Attn.:  Laurie  Sinner,  681
      Railroad  Boulevard,  Grand Junction,  Colorado  81505-9433  which owned
      63,559.442  Class N shares  (representing  9.94%  of the  Class N shares then outstanding);

      RPSS TR, Roossien  Masonry Inc.,  401(k) Plan,  Attn.:  James Van Dyken,
      3388  Busch  Drive SW,  Grandeville,  Michigan  49418-1095  which  owned
      43,676.799  Class N shares  (representing  6.83%  of the  Class N shares then outstanding);

      Massachusetts  Mutual Life Insurance Co., Separate  Investment  Account,
      Attn.: N225, 1295 State Street,  Springfield,  Massachusetts  01111-0001
      which owned  4,048,706.652  Class Y shares  (representing  79.80% of the
      Class Y shares then outstanding);

      Massachusetts   Mutual   Life   Insurance   Co.,   1295  State   Street,
      Springfield,  Massachusetts  01111-0001 which owned  540,680.786 Class Y shares (representing 10.65% of the Class Y shares then outstanding);

      IBT & Co. Trust.  OppenheimerFunds  Capital  Accumulation  Plan,  Attn.:
      MML037,   200  Clarendon  Street,   Floor  16,  Boston,   Massachusetts,
      02116-5021 which owned  370,143.045 Class Y shares  (representing  7.29%
      of the Class Y shares then outstanding).

The Manager.  The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X| Code of Ethics.  The Fund,  the Manager and the  Distributor  have a
Code of  Ethics.  It is  designed  to detect  and  prevent  improper  personal trading  by  certain  employees,  including  portfolio  managers,  that  would compete with or take advantage of the Fund's portfolio  transactions.  Covered persons  include  persons with  knowledge of the  investments  and  investment intentions  of the Fund and other funds  advised by the  Manager.  The Code of
Ethics  does  permit  personnel  subject to the Code to invest in  securities, including  securities that may be purchased or held by the Fund,  subject to a number of  restrictions  and controls.  Compliance  with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the  Fund's  registration  statement filed with the  Securities  and  Exchange  Commission  and can be reviewed and copied at the SEC's Public  Reference Room in Washington,  D.C. You can obtain information  about the hours of  operation  of the  Public  Reference  Room by calling  the SEC at  1-202-942-8090.  The Code of Ethics can also be viewed as part of the Fund's  registration  statement on the SEC's EDGAR database at the
SEC's Internet  website at www.sec.gov.  Copies may be obtained,  after paying
                           -----------
a duplicating  fee, by electronic  request at the  following  e-mail  address:
publicinfo@sec.gov.,  or by writing  to the SEC's  Public  Reference  Section,
-------------------
Washington, D.C.  20549-0102.

    |X| The Investment  Advisory  Agreement.  The Manager provides  investment advisory  and  management  services to the Fund under an  investment  advisory agreement  between the Manager and the Fund.  The Manager  selects  securities for the Fund's  portfolio and handles its day-to-day  business.  The portfolio managers  of the Fund are  employed by the Manager and are the persons who are
principally   responsible   for  the  day-to-day   management  of  the  Fund's
portfolio.  Other members of the Manager's Equity and  Fixed-Income  Portfolio
Departments  provide  the  portfolio  managers  with  counsel  and  support in managing the Fund's portfolio.

      The agreement requires the Manager,  at its expense, to provide the Fund with adequate  office space,  facilities and  equipment.  It also requires the
Manager to provide and supervise  the  activities  of all  administrative  and clerical personnel required to provide effective  administration for the Fund.
Those  responsibilities  include the  compilation  and  maintenance of records with  respect to its  operations,  the  preparation  and  filing of  specified reports,  and composition of proxy materials and  registration  statements for continuous public sale of shares of the Fund.

      The Fund pays  expenses not  expressly  assumed by the Manager under the advisory agreement.  The advisory agreement lists examples of expenses paid by
the  Fund.  The  major  categories  relate  to  interest,   taxes,   brokerage
commissions,  fees to certain Directors,  legal and audit expenses,  custodian and transfer  agent  expenses,  share  issuance  costs,  certain  printing and registration  costs and non-recurring  expenses,  including  litigation costs.
The  management  fees paid by the Fund to the  Manager are  calculated  at the rates  described  in the  Prospectus,  which are  applied to the assets of the
Fund as a whole.

-------------------------------------------------------------------------------
 Fiscal Year ended 12/31:     Management Fees Paid to OppenheimerFunds, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

           2000                                $23,262,457

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2001                                $19,035,604
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2002                                $14,816,495
-------------------------------------------------------------------------------

      The  investment  advisory  agreement  states that  provided  the Manager acted  with  due  care  and in  good  faith,  and in the  absence  of  willful misfeasance,  bad faith or gross  negligence in the  performance of its duties or reckless  disregard  of its  obligations  and duties  under the  investment advisory  agreement,  the Manager is not liable for any loss the Fund sustains for any investment,  adoption of any investment policy, or the purchase,  sale or retention of any security.

      The agreement  permits the Manager to act as investment  advisor for any other  person,  firm or  corporation  and to use  the  name  "Oppenheimer"  in connection with other investment  companies for which it may act as investment advisor  or  general  distributor.  If the  Manager  shall  no  longer  act as investment  advisor to the Fund,  the  Manager may  withdraw  the right of the
Fund to use the name "Oppenheimer" as part of its name.

      |X|   Annual Approval of Investment Advisory Agreement. Each year, the
Board of Directors, including a majority of the Independent Directors, is required to approve the renewal of the investment advisory agreement. The
Investment Company Act requires that the Board request and evaluate and the
Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the Fund pays.  These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o     The nature, cost, and quality of the services provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison to regular market indices;
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the
   Fund from its relationship with the Manager; and
o     The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the
   Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange
   Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.
The Board also considered that maintaining the financial viability of the
Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The
Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

      These matters were also considered by the Independent Directors meeting separately from the full Board with experienced Counsel to the Fund and
Counsel to the Independent Directors who assisted the Board in its deliberations.  The Fund's Counsel and Counsel to the Independent Directors
is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

    After  careful  deliberation,  the Board of  concluded  that it was in the best interest of  shareholders to continue the investment  advisory  agreement for another year. In arriving at a decision,  the Board did not single out any one factor or group of factors as being  more  important  than other  factors,
but  considered  all  factors  together.   The  Board  judged  the  terms  and
conditions of the  investment  advisory  agreement,  including the  investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage  Provisions of the Investment Advisory Agreement.  One of the duties of the  Manager  under the  investment  advisory  agreement  is to arrange the
portfolio   transactions  for  the  Fund.  The  advisory   agreement  contains
provisions  relating to the employment of  broker-dealers to effect the Fund's portfolio  transactions.  The Manager is authorized by the advisory  agreement to employ  broker-dealers,  including  "affiliated"  brokers,  as that term is defined in the Investment  Company Act. The Manager may employ  broker-dealers that the Manager thinks,  in its best judgment based on all relevant  factors, will implement the policy of the Fund to obtain,  at reasonable  expense,  the
"best execution" of the Fund's portfolio  transactions.  Best execution" means prompt and reliable  execution at the most  favorable  price  obtainable.  The
Manager  need  not  seek  competitive  commission  bidding.   However,  it  is
expected to be aware of the current rates of eligible  brokers and to minimize the commissions paid to the extent  consistent with the interests and policies of the Fund as established by its Board of Directors.

      Under the investment advisory agreement,  the Manager may select brokers
(other than  affiliates) that provide  brokerage and/or research  services for the Fund and/or the other  accounts  over which the Manager or its  affiliates have  investment  discretion.  The  commissions  paid to such  brokers  may be higher than another  qualified  broker would  charge,  if the Manager  makes a good  faith  determination  that  the  commission  is fair and  reasonable  in relation  to the  services  provided.  Subject to those  considerations,  as a factor  in  selecting  brokers  for the  Fund's  portfolio  transactions,  the
Manager  may also  consider  sales of shares of the Fund and other  investment companies for which the Manager or an affiliate serves as investment advisor.

Brokerage  Practices Followed by the Manager.  The Manager allocates brokerage for the Fund subject to the  provisions of the investment  advisory  agreement and the  procedures  and  rules  described  above.  Generally,  the  Manager's portfolio  traders  allocate  brokerage  based upon  recommendations  from the
Manager's  portfolio  managers.  In certain instances,  portfolio managers may directly  place trades and allocate  brokerage.  In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions  in  securities  other than those for which an  exchange is the primary  market are generally done with  principals or market  makers.  In transactions  on  foreign  exchanges,  the Fund may be  required  to pay fixed brokerage  commissions  and therefore would not have the benefit of negotiated
commissions  available  in  U.S.  markets.   Brokerage  commissions  are  paid
primarily for  transactions in listed  securities or for certain  fixed-income agency transactions in the secondary market.  Otherwise brokerage  commissions are paid only if it appears  likely that a better  price or  execution  can be obtained  by doing so.  In an option  transaction,  the Fund  ordinarily  uses the same broker for the purchase or sale of the option and any  transaction in the securities to which the option relates.

      Other funds advised by the Manager have investment  policies  similar to those of the Fund.  Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund,  which  could  affect the supply and price of the securities.  If two or more funds advised by the Manager purchase the same  security  on the same day  from the same  dealer,  the  transactions under  those  combined  orders  are  averaged  as to price  and  allocated  in accordance  with  the  purchase  or  sale  orders  actually  placed  for  each account.

    Most  purchases of debt  obligations  are  principal  transactions  at net prices.  Instead of using a broker for those  transactions,  the Fund normally deals  directly  with the  selling or  purchasing  principal  or market  maker unless  the  Manager  determines  that a  better  price  or  execution  can be
obtained  by  using  the   services  of  a  broker.   Purchases  of  portfolio
securities  from  underwriters  include a commission or concession paid by the issuer to the  underwriter.  Purchases  from dealers  include a spread between the bid and asked prices.  The Fund seeks to obtain prompt  execution of these orders at the most favorable net price.

      The  investment  advisory  agreement  permits  the  Manager to  allocate
brokerage  for  research  services.   The  research  services  provided  by  a
particular  broker may be useful only to one or more of the advisory  accounts of the Manager and its affiliates.  The investment  research  received for the commissions  of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts.  Investment  research may be supplied to the Manager by a third party at the instance of a broker  through which trades are placed.

      Investment   research  services  include  information  and  analysis  on particular  companies and industries as well as market or economic  trends and portfolio strategy,  market quotations for portfolio evaluations,  information systems,  computer  hardware and similar products and services.  If a research service  also  assists  the  Manager  in  a  non-research  capacity  (such  as bookkeeping or other  administrative  functions),  then only the percentage or
component   that  provides   assistance  to  the  Manager  in  the  investment
decision-making process may be paid in commission dollars.

      The Board of Directors permits the Manager to use stated  commissions on secondary  fixed-income  agency  trades  to  obtain  research  if  the  broker represents to the Manager that:  (i) the trade is not from or for the broker's own  inventory,  (ii) the trade was  executed by the broker on an agency basis at the  stated  commission,  and (iii) the trade is not a  riskless  principal transaction.  The Board of Directors permits the Manager to use commissions on fixed-price  offerings to obtain research,  in the same manner as is permitted for agency transactions.

      The  research  services  provided  by  brokers  broaden  the  scope  and supplement  the research  activities of the Manager.  That  research  provides additional views and comparisons for  consideration,  and helps the Manager to obtain market  information  for the  valuation of  securities  that are either held in the  Fund's  portfolio  or are  being  considered  for  purchase.  The
Manager  provides  information  to the  Board  about the  commissions  paid to brokers furnishing such services,  together with the Manager's  representation that the amount of such  commissions  was  reasonably  related to the value or benefit of such services.

-------------------------------------------------------------------------------
 Fiscal Year Ended 12/31:     Total Brokerage Commissions Paid by the Fund1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

           2000                                $5,706,728

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2001                                $10,980,276
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2002                                $9,768,9382
-------------------------------------------------------------------------------
1.    Amounts do not include spreads or concessions on principal  transactions on a net trade basis.

During the fiscal year ended 12/31/02,  the amount of transactions directed to brokers for  research  services  was  $1,541,752,103  and the amount of the commissions paid to broker-dealers for those services was $3,163,416.

Distribution and Service Plans

The  Distributor.  Under its General  Distributor's  Agreement  with the Fund, the  Distributor  acts as the Fund's  principal  underwriter in the continuous public  offering  of  the  different  classes  of  shares  of  the  Fund.  The
Distributor  bears the  expenses  normally  attributable  to sales,  including advertising  and the cost of  printing  and mailing  prospectuses,  other than those furnished to existing shareholders.  The Distributor is not obligated to sell a specific  number of shares.  Expenses  normally  attributable  to sales are borne by the Distributor.

      The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares during the Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the
Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below.

------------------------------------
Fiscal     Aggregate     Class A
           Front-End    Front-End
             Sales        Sales
Year       Charges on    Charges
Ended       Class A    Retained by
 12/31:      Shares    Distributor
------------------------------------
------------------------------------

  2000     $4,165,200   $1,462,380

------------------------------------
------------------------------------
  2001     $2,368,023    $814,864
------------------------------------
------------------------------------
  2002     $1,494,098   $506,4761
------------------------------------
1.    Included amounts  retained by a broker-dealer  that is an affiliate or a parent of the Distributor.

-----------------------------------------------------------------
Fiscal     Concessions   Concessions   Concessions  Concessions
           on Class A    on Class B    on Class C    on Class N
Year         Shares        Shares        Shares        Shares
Ended      Advanced by   Advanced by   Advanced by  Advanced by
 12/31:   Distributor1  Distributor1  Distributor1  Distributor1
-----------------------------------------------------------------
-----------------------------------------------------------------
  2000      $230,496     $5,467,394     $415,565        N/A
-----------------------------------------------------------------
-----------------------------------------------------------------
  2001      $135,377     $2,511,141     $165,947      $13,8552
-----------------------------------------------------------------
-----------------------------------------------------------------
  2002       $55,432     $1,288,477      $94,616      $35,836
-----------------------------------------------------------------
1.    The  Distributor  advances  concession  payments  to dealers for certain sales of  Class A shares  and for  sales  of Class B,  Class C and  Class N shares from its own resources at the time of sale.
2.    The inception date of Class N shares was March 1, 2001.

-----------------------------------------------------------------------------
Fiscal    Class A          Class B          Class C          Class N
          Contingent       Contingent       Contingent       Contingent
Year      Deferred Sales   Deferred Sales   Deferred Sales   Deferred Sales
Ended     Charges          Charges          Charges          Charges
12/31     Retained by      Retained by      Retained by      Retained by
          Distributor      Distributor      Distributor      Distributor
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2000         $4,176         $1,207,757        $20,222            N/A
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2001        $18,737         $1,087,714        $31,088            $0
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2002        $15,967         $1,359,169         $9,892          $2,890
-----------------------------------------------------------------------------

Distribution  and  Service  Plans.  The Fund has  adopted a  Service  Plan for
Class A shares and  Distribution  and  Service  Plans for Class B, Class C and
Class N shares under Rule 12b-1 of the  Investment  Company  Act.  Under those plans  the  Fund  pays  the  Distributor  for all or a  portion  of its  costs incurred in connection with the  distribution  and/or  servicing of the shares of the particular class.

      Each  plan  has  been  approved  by a vote of the  Board  of  Directors,
including a majority of the Independent Directors2,  cast  in   person   at  a
meeting called for the purpose of voting on that plan.

      Under the plans,  the Manager and the  Distributor  may make payments to affiliates and in their sole discretion,  from time to time, may use their own resources  (at no  direct  cost to the  Fund)  to make  payments  to  brokers, dealers or other financial  institutions for  distribution and  administrative services they  perform.  The Manager may use its profits from the advisory fee it receives from the Fund. In their sole  discretion,  the Distributor and the
Manager may increase or decrease  the amount of payments  they make from their own resources to plan recipients.

      Unless a plan is terminated as described  below,  the plan  continues in effect  from year to year but only if the Fund's  Board of  Directors  and its
Independent  Directors  specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting  called for the purpose of voting on continuing  the plan. A plan may be terminated at any time by the vote of a majority of the Independent  Directors or by the vote of the holders of a "majority" (as defined in the Investment  Company Act) of the outstanding shares of that class.

      The Board of Directors and the  Independent  Directors  must approve all material  amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be  approved by  shareholders  of the class  affected  by  the  amendment.  Because  Class  B  shares  of  the  Fund automatically  convert into Class A shares 72 months after purchase,  the Fund must  obtain  the  approval  of both  Class A and Class B  shareholders  for a proposed  material  amendment  to the  Class  A  plan  that  would  materially increase  payments  under the plan.  That approval must be by a "majority" (as defined in the  Investment  Company  Act) of the shares of each class,  voting separately by class.

      While the plans are in effect,  the  Treasurer of the Fund shall provide separate  written  reports  on the  plans to the Board of  Directors  at least quarterly for its review.  The Reports shall detail the amount of all payments made under a plan and the  purpose  for which the  payments  were made.  Those reports are subject to the review and approval of the Independent Directors.

      Each  plan  states  that  while  it  is in  effect,  the  selection  and nomination of those Directors of the Fund who are not "interested  persons" of the Fund is committed to the  discretion of the  Independent  Directors.  This does not prevent the  involvement  of others in the selection  and  nomination process  as long as the  final  decision  as to  selection  or  nomination  is approved by a majority of the Independent Directors.

      Under the plans for a class,  no payment  will be made to any  recipient in any  quarter in which the  aggregate  net asset value of all Fund shares of that class held by the recipient for itself and its customers  does not exceed a minimum  amount,  if any, that may be set from time to time by a majority of the  Independent  Directors.  The Board of Directors has set no minimum amount of assets to qualify for payments  under the plans.

      |X| Class A Service  Plan  Fees.  Under  the Class A service  plan,  the
Distributor  currently uses the fees it receives from the Fund to pay brokers,
dealers  and  other   financial   institutions   (they  are   referred  to  as
"recipients")  for personal  services and account  maintenance  services  they provide for their  customers  who hold Class A shares.  The services  include, among  others,  answering  customer  inquiries  about the Fund,  assisting  in
establishing  and  maintaining   accounts  in  the  Fund,  making  the  Fund's
investment  plans available and providing other services at the request of the
Fund or the  Distributor.  While  the plan  permits  the  Board  to  authorize payments to the  Distributor to reimburse  itself for services under the plan, the Board has not yet done so,  except in the case of the special  arrangement described below. The Distributor  makes payments to plan recipients  quarterly at an  annual  rate not to  exceed  0.25% of the  average  annual  net  assets consisting  of Class A shares held in the accounts of the  recipients or their customers.

      With  respect to  purchases  of Class A shares  subject to a  contingent deferred sales charge by certain  retirement  plans that purchased such shares prior to March 1, 2001 ("grandfathered  retirement accounts"), the Distributor currently  intends to pay the  service  fee to  Recipients  in advance for the first year after the  shares are  purchased.  During the first year the shares are sold, the Distributor  retains the service fee to reimburse itself for the
costs  of   distributing   the  shares.   After  the  first  year  shares  are
outstanding,   the  Distributor  makes  service  fee  payments  to  Recipients quarterly  on those  shares.  The  advance  payment  is based on the net asset value of shares  sold.  Shares  purchased  by  exchange do not qualify for the advance  service fee payment.  If Class A shares  purchased  by  grandfathered retirement  accounts are redeemed  during the first year after their purchase, the  Recipient  of the service fees on those shares will be obligated to repay the  Distributor a pro rata portion of the advance  payment of the service fee made on those shares.

      For the fiscal year ended  December 31, 2002 payments  under the Class A plan  totaled  $4,778,929,  of which  $1,239 was  retained by the  Distributor under the  arrangement  described  above,  and  included  $343,059  paid to an affiliate of the Distributor's parent company.  Any unreimbursed  expenses the
Distributor  incurs  with  respect to Class A shares in any fiscal year cannot be  recovered  in  subsequent  years.  The  Distributor  may not use  payments received under the Class A Plan to pay any of its interest expenses,  carrying charges, or other financial costs, or allocation of overhead.

      |X| Class B,  Class C and Class N Service  and  Distribution  Plan Fees.
Under the Class B, Class C and Class N plans,  service  fees and  distribution fees are  computed  on the  average  of the net  asset  value of shares in the respective  class,  determined  as of the close of each  regular  business day during the period.  Each plan provides for the  Distributor  to be compensated at a flat  rate  for its  services,  whether  the  Distributor's  distribution expenses  are more or less than the  amounts  paid by the Fund  under the plan for the  period  for  which  the fee is  paid.  The  types  of  services  that recipients  provide for the service fee are similar to the  services  provided under the Class A service plan, described above.

      The Class B, Class C and Class N Plans permit the  Distributor to retain both the  asset-based  sales charges and the service fees or to pay recipients the service fee on a quarterly  basis,  without  payment in advance.  However, the  Distributor  currently  intends to pay the service fee to  recipients  in advance  for the first year after the  shares are  purchased.  After the first year shares are  outstanding,  the  Distributor  makes  service  fee  payments quarterly  on those  shares.  The  advance  payment  is based on the net asset value of shares  sold.  Shares  purchased  by  exchange do not qualify for the advance  service  fee  payment.  If  Class B,  Class C or  Class N shares  are redeemed  during the first year after their  purchase,  the  recipient  of the service fees on those shares will be obligated to repay the  Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      The  asset-based  sales  charge and service  fees  increase  Class B and
Class C expenses  by 1.00% and Class N expenses by 0.50% of the net assets per year of the respective class.

      The  Distributor  retains the  asset-based  sales  charge on Class B and
Class N shares. The Distributor  retains the asset-based sales charge on Class
C shares  during  the  first  year the  shares  are  outstanding.  It pays the asset-based sales charge as an ongoing  commission to the recipient on Class C shares  outstanding  for a year or more.  If a dealer has a special  agreement with the  Distributor,  the Distributor will pay the Class B, Class C or Class
N  service  fee and the  asset-based  sales  charge  on Class C shares  to the dealer  quarterly in lieu of paying the sales  commissions  and service fee in advance at the time of purchase.

      The  asset-based  sales  charges  on Class B, Class C and Class N shares allow  investors to buy shares without a front-end sales charge while allowing the  Distributor to compensate  dealers that sell those shares.  The Fund pays the asset-based  sales charges to the Distributor for its services rendered in distributing  Class B, Class C and Class N shares.  The  payments  are made to the Distributor in recognition that the Distributor:

o     pays sales commissions to authorized  brokers and dealers at the time of
      sale and pays       service fees as described above,
o     may make payment of sales commissions  and/or the advance of the service fee  payment  to  recipients  under  the  plans,  or  may  provide  such
      financing   from  its  own   resources  or  from  the  resources  of  an
      affiliate,
o     employs personnel to support  distribution of Class B, Class C and Class
      N shares, and
o     bears  the  costs  of sales  literature,  advertising  and  prospectuses
      (other  than  those  furnished  to  current   shareholders)   and  state
      "blue sky" registration fees and certain other
            distribution expenses.
o     may not be able to adequately compensate dealers that sell Class B,
         Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

         When Class B, Class C or Class N shares are sold without the designation of a broker-dealer, the Distributor is automatically designated as the broker-dealer of record.  In those cases, the
   Distributor retains the service fee and asset-based sales charge paid on
   Class B, Class C and Class N shares.

    The Distributor's  actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent  deferred sales charges  collected on redeemed shares and from the Fund under the plans.
If either the Class B, Class C or Class N plan is terminated by the Fund,  the
Board of Directors may allow the Fund to continue  payments of the asset-based sales charge to the  Distributor for  distributing  shares before the plan was terminated.  All  payments  under the  Class B,  Class C and Class N plans are subject  to the  limitations  imposed  by the  Conduct  Rules of the  National
Association  of  Securities  Dealers,  Inc. on payments of  asset-based  sales charges and service fees.

---------------------------------------------------------------------------------

     Distribution Fees Paid to the Distributor for the Year Ended 12/31/02

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class:            Total          Amount        Distributor's     Distributor's
                                                                  Unreimbursed
                                                 Aggregate       Expenses as %
                 Payments     Retained by      Unreimbursed      of Net Assets
                Under Plan    Distributor   Expenses Under Plan     of Class
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Class B Plan    $4,314,910    $3,319,5201       $1,239,527           0.37%

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Class C Plan     $748,617       $97,1142        $1,565,429           2.50%

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class N Plan     $17,553        $16,6773          $97,006            2.27%
---------------------------------------------------------------------------------

1.    Includes  $84,382  paid  to an  affiliate  of the  Distributor's  parent company.
2.    Includes  $37,273  paid  to an  affiliate  of the  Distributor's  parent company.

3.    Includes $341 paid to an affiliate of the Distributor's parent company.

Performance of the Fund

Explanation  of Performance  Terminology.  The Fund uses a variety of terms to illustrate its investment  performance.  Those terms include "cumulative total return,"  "average  annual total return,"  "average annual total return at net asset  value" and "total  return at net asset  value." An  explanation  of how total  returns are  calculated  is set forth below.  The charts below show the
Fund's  performance  as of the Fund's  most recent  fiscal  year end.  You can obtain current  performance  information by calling the Fund's  Transfer Agent at  1.800.225.5677  or by visiting the  OppenheimerFunds  Internet web site at
www.oppenheimerfunds.com.

      The Fund's  illustrations of its performance data in advertisements must comply  with rules of the  Securities  and  Exchange  Commission.  Those rules describe  the types of  performance  data that may be used and how it is to be calculated.  In general, any advertisement by the Fund of its performance data must include the average  annual  total  returns for the  advertised  class of shares of the Fund.  Those  returns  must be shown for the 1-, 5- and  10-year periods  (or the life of the class,  if less)  ending as of the most  recently ended calendar quarter prior to the publication of the  advertisement  (or its submission for publication).

      Use of  standardized  performance  calculations  enables an  investor to compare the Fund's  performance to the performance of other funds for the same periods.  However,  a number of factors should be considered  before using the
Fund's   performance   information  as  a  basis  for  comparison  with  other
investments:

      |_|   Total returns  measure the  performance of a hypothetical  account in the Fund over various  periods and do not show the  performance of each  shareholder's  account.  Your account's  performance  will vary from the model  performance  data if your  dividends  are received in cash,  or you buy or sell  shares  during the  period,  or you bought your  shares at a  different  time and price than the shares  used in the model.
      |_|   An  investment in the Fund is not insured by the FDIC or any other government agency.
|_|   The Fund's  performance  returns do not  reflect  the effect of taxes on dividends and capital gains distributions.
|_|   The  principal  value of the  Fund's  shares and total  returns  are not guaranteed and normally will fluctuate on a daily basis.
      |_|   When an investor's shares are redeemed,  they may be worth more or less than their original cost.
|_|   Total   returns   for  any  given  past  period   represent   historical
         performance information and are not, and should not be considered,  a prediction of future returns.

      The  performance  of each class of shares is shown  separately,  because the  performance  of each class of shares will usually be  different.  That is because  of the  different  kinds of  expenses  each  class  bears.  The total returns  of  each  class  of  shares  of  the  Fund  are  affected  by  market conditions,  the  quality  of the Fund's  investments,  the  maturity  of debt investments,  the  types of  investments  the Fund  holds,  and its  operating expenses that are allocated to the particular class.

      |X|  Total  Return  Information.  There  are  different  types of "total returns"  to measure  the Fund's  performance.  Total  return is the change in value of a hypothetical  investment in the Fund over a given period,  assuming
that  all  dividends  and  capital  gains   distributions  are  reinvested  in
additional  shares  and  that the  investment  is  redeemed  at the end of the period.  Because of  differences  in  expenses  for each class of shares,  the total returns for each class are separately  measured.  The  cumulative  total return  measures the change in value over the entire period (for example,  ten years).  An average  annual  total return shows the average rate of return for each year in a period that would produce the cumulative  total return over the entire  period.  However,  average  annual  total  returns do not show  actual year-by-year  performance.  The Fund uses  standardized  calculations  for its total returns as prescribed by the SEC. The methodology is discussed below.

      In  calculating  total returns for Class A shares,  the current  maximum sales  charge of 5.75% (as a  percentage  of the  offering  price) is deducted from the initial  investment  ("P")  (unless the return is shown without sales charge,  as described  below).  For Class B shares,  payment of the applicable contingent  deferred  sales  charge is  applied,  depending  on the period for which the return is shown:  5.0% in the first year,  4.0% in the second  year,
3.0% in the third and fourth years,  2.0% in the fifth year, 1.0% in the sixth year and none  thereafter.  For Class C  shares,  the 1%  contingent  deferred sales  charge is  deducted  for  returns  for the 1-year  period.  For Class N shares,  the 1% contingent  deferred  sales charge is deducted for returns for the one year  period.  Class N total  returns may also be  calculated  for the periods prior to 3/1/01 (the inception date for Class N shares),  based on the
Fund's  Class A returns,  adjusted to reflect  the higher  Class N 12b-1 fees.
There is no sales charge on Class Y shares.

      |_| Average  Annual Total Return.  The "average  annual total return" of each class is an average annual  compounded  rate of return for each year in a specified  number of years.  It is the rate of return  based on the  change in value of a  hypothetical  initial  investment  of $1,000  ("P" in the  formula below)  held for a number of years ("n" in the  formula)  to achieve an Ending
Redeemable Value ("ERV" in the formula) of that  investment,  according to the following formula:

                        ERV - 1 = AVERAGE ANNUAL TOTAL RETURN
                        -----
                          P
|_|   Average Annual Total Return (After Taxes on Distributions). The
"average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD        - 1=  Average Annual Total Return (After Taxes on
----
1/n         Distributions)
  P

|_|   Average Annual Total Return (After Taxes on Distributions and
Redemptions).  The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period.
It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1=  Average Annual Total Return (After Taxes on
-----
1/n         Distributions and Redemption)
  P

--------------------------------------------------------------------------
  Average Annual Total Returns for Class A Shares (After Sales Charge)
                     For the Periods Ended 12/31/02
--------------------------------------------------------------------------
--------------------------------------------------------------------------
                                 1-Year         5-Year        10-Year
                                                            (or life of
                                                               class)
--------------------------------------------------------------------------
--------------------------------------------------------------------------
After Taxes on Distributions    -22.59%         -2.40%         5.41%1
--------------------------------------------------------------------------
--------------------------------------------------------------------------
After Taxes on                  -13.72%         -0.98%         5.60%1
Distributions and
Redemption of Fund Shares
--------------------------------------------------------------------------
   1. Inception date of Class A: 10/2/47.

      |_|   Cumulative   Total   Return.   The   "cumulative   total   return"
calculation  measures  the  change in value of a  hypothetical  investment  of
$1,000 over an entire period of years.  Its calculation
uses some of the same factors as average annual total return,  but it does not average  the rate of return on an annual  basis.  Cumulative  total  return is determined as follows:

                                ERV - P = TOTAL RETURN
                                -------
                                  P
            |_|  Total  Returns  at Net  Asset  Value.  From  time to time the
Fund may also quote a  cumulative  or an average  annual  total return "at net asset value"  (without  deducting sales charges) for Class A, Class B, Class C or Class N  shares.  There  is no sales  charge  on  Class Y  shares.  Each is based on the  difference in net asset value per share at the beginning and the end of the  period  for a  hypothetical  investment  in that  class of  shares
(without  considering  front-end or  contingent  deferred  sales  charges) and takes into  consideration  the  reinvestment  of dividends  and capital  gains distributions.

--------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 12/31/02
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class of  Cumulative Total             Average Annual Total Returns
             Returns (10
          years or Life of
Shares         Class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 1-Year            5-Year          10-Year
                                                    (or              (or
                                               life-of-class)   life-of-class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          After    Without  After    Without  After   Without  After    Without
          Sales    Sales    Sales    Sales    Sales   Sales    Sales    Sales
           Charge   Charge   Charge   Charge  Charge   Charge   Charge  Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A   108.19%1 120.89%  -22.53%  -17.80%  -1.25%  -0.07%   7.61%    8.25%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B   96.58%2  96.58%   -22.62%  -18.54%  -1.21%  -0.89%   7.25%    7.25%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C   55.95%3  55.95%   -19.26%  -18.45%  -0.88%  -0.88%   6.24%    6.24%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N   -24.32%4 -24.32%  -18.97%  -18.15%  -14.10% -14.10%  N/A      N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y   93.17%5  93.17%   -17.79%  -17.79%  0.03%   0.03%    N/A      7.97%
--------------------------------------------------------------------------------
1. Inception of Class A:      10/2/47.
2. Inception of Class B:      5/3/93.
3. Inception of Class C:      8/29/95.
4. Inception of Class N:      3/1/01.
5. Inception of Class Y:      6/1/94.
--------------------------------------------------------------------------------

Other Performance  Comparisons.  The Fund compares its performance annually to that of an  appropriate  broadly-based  market  index in its Annual  Report to shareholders.  You can obtain that  information  by  contacting  the  Transfer
Agent  at the  addresses  or  telephone  numbers  shown  on the  cover of this
Statement  of   Additional   Information.   The  Fund  may  also  compare  its
performance to that of other  investments,  including  other mutual funds,  or use rankings of its performance by independent  ranking entities.  Examples of these performance comparisons are set forth below.

      |X|  Lipper  Rankings.  From  time to time  the  Fund  may  publish  the ranking  of  the  performance  of  its  classes  of  shares  by  Lipper,  Inc.
("Lipper").  Lipper is a widely-recognized  independent mutual fund monitoring service.  Lipper monitors the performance of regulated  investment  companies, including the Fund, and ranks their  performance  for various periods based in categories based on investment  styles.  The Lipper  performance  rankings are based  on  total  returns  that  include  the  reinvestment  of  capital  gain distributions  and income  dividends  but do not take  sales  charges or taxes
into  consideration.   Lipper  also  publishes  "peer-group"  indices  of  the
performance  of all mutual  funds in a category  that it monitors and averages of the performance of the funds in particular categories.

      |X|  Morningstar  Ratings.  From time to time the Fund may  publish  the star rating of the performance of its classes of shares by Morningstar,  Inc., an  independent  mutual fund  monitoring  service.  Morningstar  rates  mutual funds in their  specialized  market  sector.  The  Fund is rated  among  large blend funds.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5%
receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The
Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

      |X|   Performance   Rankings  and  Comparisons  by  Other  Entities  and
Publications.  From time to time the Fund may  include  in its  advertisements
and  sales  literature  performance   information  about  the  Fund  cited  in
newspapers and other  periodicals  such as The New York Times, The Wall Street
Journal,  Barron's,  or similar  publications.  That  information  may include performance  quotations from other sources,  including Lipper and Morningstar.
The   performance  of  the  Fund's  classes  of  shares  may  be  compared  in
publications   to  the   performance   of  various  market  indices  or  other
investments,  and averages,  performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors  may also wish to compare  the  returns  on the  Fund's  share classes to the return on  fixed-income  investments  available  from banks and
thrift  institutions.   Those  include   certificates  of  deposit,   ordinary
interest-paying  checking  and savings  accounts,  and other forms of fixed or variable time deposits,  and various other instruments such as Treasury bills.
However,  the Fund's  returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate  daily,  while bank depository obligations  may be insured by the FDIC and may provide fixed rates of return.
Repayment  of  principal  and payment of interest  on Treasury  securities  is backed by the full faith and credit of the U.S. government.

      From time to time,  the Fund may  publish  rankings  or  ratings  of the
Manager or Transfer Agent,  and of the investor  services  provided by them to shareholders of the Oppenheimer funds, other than performance  rankings of the
Oppenheimer  funds  themselves.  Those ratings or rankings of shareholder  and investor  services by third parties may include  comparisons of their services to those  provided  by other  mutual fund  families  selected by the rating or ranking  services.  They  may be based  upon the  opinions  of the  rating  or ranking service itself, using its research or judgment,  or based upon surveys of investors, brokers, shareholders or others.

      From time to time, the Fund may include in its  advertisements and sales literature the total return  performance of a hypothetical  investment account that includes  shares of the fund and other  Oppenheimer  funds.  The combined account  may be  part of an  illustration  of an  asset  allocation  model  or similar  presentation.  The  account  performance  may  combine  total  return performance of the fund and the total return  performance of other Oppenheimer funds  included in the account.  Additionally,  from time to time,  the Fund's
advertisements   and  sales  literature  may  include,   for  illustrative  or
comparative  purposes,  statistical data or other information about general or specific market and economic conditions. That may include, for example,

o    information  about the  performance  of certain  securities or  commodities markets or segments of those markets,
o    information about the performance of the economies of particular  countries or regions,
o    the earnings of companies  included in segments of  particular  industries, sectors, securities markets, countries or regions,
o    the   availability  of  different  types  of  securities  or  offerings  of securities,
o    information relating to the gross national or gross domestic product of the
     United States or other countries or regions,
o    comparisons   of  various   market   sectors  or  indices  to   demonstrate
     performance, risk, or other characteristics of the Fund.

About your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund.  Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an
Asset Builder Plan (described below) can be established on a new account.
Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House
("ACH") transfer to buy the shares.  Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange ("the Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days.  If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day.  The proceeds of ACH transfers are normally received by the
Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges.  As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.  No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the
Distributor or dealer or broker incurs little or no selling expenses.

      |X|   Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your individual accounts
   (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o     Current purchases of Class A and Class B shares of the Fund and other
   Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

The Oppenheimer Funds.  The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free New York Municipals  Oppenheimer Multiple Strategies Fund
Oppenheimer Bond Fund                     Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Capital Income Fund           Inc.
                                          Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Champion Income Fund          Inc.
Oppenheimer Convertible Securities Fund   Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund       Oppenheimer Quest Value Fund, Inc.
Oppenheimer Disciplined Allocation Fund   Oppenheimer Real Asset Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Discovery Fund                Municipals
Oppenheimer Emerging Growth Fund          Oppenheimer Senior Floating Rate Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Small Cap Value Fund
Oppenheimer Enterprise Fund               Oppenheimer Strategic Income Fund
Oppenheimer Europe Fund                   Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Fund                   Oppenheimer Trinity Core Fund
                                          Oppenheimer  Trinity  Large  Cap  Growth
Oppenheimer Global Growth & Income Fund   Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Trinity Value Fund
Oppenheimer Growth Fund                   Oppenheimer U.S. Government Trust
Oppenheimer High Yield Fund               Oppenheimer Value Fund
Oppenheimer International Bond Fund       Limited-Term New York Municipal Fund
Oppenheimer International Growth Fund     Rochester Fund Municipals
Oppenheimer  International  Small Company
Fund                                      OSM1- Gartmore Millennium Growth Fund II
Oppenheimer Limited-Term Government Fund  OSM1 - Jennison Growth Fund
                                          OSM1 -  Mercury  Advisors  S&P 500 Index
Oppenheimer Limited Term Municipal Fund   Fund
Oppenheimer  Main Street  Growth & Income OSM1 -  Mercury  Advisors  Focus  Growth
Fund                                      Fund
Oppenheimer Main Street Opportunity Fund  OSM1 - QM Active Balanced Fund
Oppenheimer Main Street Small Cap Fund    OSM1 - Salomon Brothers All Cap Fund
Oppenheimer MidCap Fund
And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
1 - "OSM" stands for Oppenheimer Select Managers

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds and Oppenheimer Senior Floating Rate Fund. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares.  The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period.  You can include purchases made up to 90 days before the date of the Letter.  Letters of
Intent do not consider Class C or Class N shares you purchase or may have purchased.

      A Letter of Intent is an investor's statement in writing to the
Distributor of the intention to purchase Class A shares or Class A and Class
B shares of the Fund (and other Oppenheimer funds) during a 13-month period
(the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter.  The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter.  Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares.  Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of
Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time).  The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow.  Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases.  If total eligible purchases during the
Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate.
That adjustment will be made only if and when the dealer returns to the
Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases.  The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

      The  Transfer  Agent  will not hold  shares in escrow for  purchases  of shares of the Fund and other Oppenheimer funds by  OppenheimerFunds  prototype
401(k) plans under a Letter of Intent.  If the intended  purchase amount under a Letter of Intent entered into by an  OppenheimerFunds  prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period,  there will be no adjustment of concessions  paid to the  broker-dealer  or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of
Intent period will be deducted.  It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period.  All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary)
made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent.  For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the 13-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time.  That sales charge adjustment will apply to any shares redeemed prior to the completion of the
Letter.  If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges.  Full and fractional shares remaining after such redemption will be released from escrow.  If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:

(a)   Class A shares sold with a front-end sales charge or subject to a Class
            A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to
November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder
Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus.  Asset Builder Plans are available only if your bank is an ACH member.  Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of
Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically.  Normally the debit will be made two business days prior to the investment dates you selected on your application.  Neither the Distributor, the Transfer Agent nor the Fund
shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor.  Complete the application and return it.  You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent.  The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them.  The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by
Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch.
If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million.
OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan.  While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders.  Cancellation of purchase orders for the
Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss.  If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund.  However, each class has different shareholder privileges and features.  The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B,
Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class
A shares normally are sold subject to an initial sales charge. While Class B,
Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and
Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund.  A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).
That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of
Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended.
In that event, no further conversions of Class B shares would occur while that suspension remained in effect.  Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Availability of Class N Shares.  In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o     to all rollover contributions made to Individual 401(k) plans,
            Profit-Sharing Plans and Money Purchase Pension Plans,
o     to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and
            Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix C to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a) or 401(k) of the
            Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o     to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

      The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds
            (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an
            OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and
o     on purchases of Class N shares by an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan made with the redemption
            proceeds of Class A shares of one or more Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs.  Those expenses are paid out of the
Fund's assets and are  not paid directly by shareholders.  However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class.  Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses,
Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class.  Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Account Fees. As stated in the Prospectus, a $12 annual fee is assessed on any account valued at less than $500. This fee will not be assessed on the following accounts:
o     Accounts that have balances below $500 due to the automatic conversion of shares from Class B to Class A shares;
o     Accounts with an active Asset Builder Plan, payroll deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored group retirement accounts that are making continuing purchases;
o     Certain accounts held by broker-dealers through the National Securities
      Clearing Corporation; and
o     Accounts that fall below the $500 threshold due solely to market fluctuations within the 12-month period preceding the date the fee is deducted.

      The fee is automatically deducted from qualifying accounts annually on or about the second to last business day of September.  This annual fee is waived for any shareholders who elect to access their account documents through electronic document delivery rather than in paper copy and who elect to utilize the Internet or PhoneLink as their primary source for their general servicing needs.  To sign up to access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com or call 1.888.470.0862 for instructions.
           ------------------------

Determination of Net Asset Values Per Share.  The net asset values per share of each class of shares of the Fund are determined as of the close of business of the Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.  The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday).  All references to time in this Statement of Additional Information mean "Eastern time." The
Exchange's most recent annual announcement (which is subject to change)
states that it will close on New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day.  It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.  Additionally, trading on European and
Asian stock exchanges and over-the-counter markets normally is completed before the close of The Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

      |X|   Securities Valuation.  The Fund's Board of Directors has
established procedures for the valuation of the Fund's securities.  In general those procedures are as follows:
o     Equity securities traded on a U.S. securities exchange or on Nasdaq(R)
are valued as follows:
(1)   if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, on that day, or
(2)   if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and
               "asked" prices on the valuation date or, if not,  at the
               closing "bid" price on the valuation date.
o     Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service approved by the
               Board of Trustees, or
(2)   at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)   at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
"asked" prices determined by a pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a
               remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o     Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures.  If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the
"bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities).  The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S.
dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Directors or by the
Manager.  If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date.  If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section.  The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received.  If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.  If the
Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the
Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire.  The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption.  In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business.  No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege.  Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order.  The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain.  If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment.  Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the
Fund that were redeemed may not include the amount of the sales charge paid.
That would reduce the loss or increase the gain recognized from the redemption.  However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Directors of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the
Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values
Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions.  The Fund's Board of Directors has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix.  The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations.  If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares.  When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B,
Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans.  Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to
"Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information.  The request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the distribution is premature; and
(3)   conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts.  The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents
(available from the Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made.  Distributions from retirement plans are subject to withholding requirements under the Internal
Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed.  Unless the shareholder has provided the
Transfer Agent with a certified tax identification number, the Internal
Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld.  The Fund, the Manager, the
Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers.  The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers.  Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the
Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of The Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans.  Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan.  Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment.  Automatic withdrawals of up to
$1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.  Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having
AccountLink privileges (see "How To Buy Shares") may arrange to have
Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent.  Shares are normally redeemed pursuant to an Automatic
Withdrawal Plan three business days before the payment transmittal date you select in the account application.  If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional
Class A share purchases while participating in an Automatic Withdrawal Plan.
Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in
Appendix C to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated
below.  These provisions may be amended from time to time by the Fund and/or the Distributor.  When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans.  Shareholders can authorize the
Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange
Plan. The minimum amount that may be exchanged to each other fund account is
$50. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to
Exchange Shares" in the Prospectus and below in this Statement of Additional
Information.

      |X|   Automatic  Withdrawal  Plans.  Fund  shares  will be  redeemed  as necessary  to  meet  withdrawal  payments.  Shares  acquired  without  a sales charge will be redeemed first.  Shares acquired with reinvested  dividends and capital  gains  distributions  will  be  redeemed  next,  followed  by  shares acquired  with a sales  charge,  to the extent  necessary  to make  withdrawal payments.  Depending upon the amount withdrawn,  the investor's  principal may be depleted.  Payments  made under these plans should not be  considered  as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.  Neither the
Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the
Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the
Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date.  Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent.  The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect.  The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current
Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the
Transfer Agent.  The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the
Planholder may request issuance of a portion of the shares in certificated form.  Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A"
shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.         Centennial New York Tax Exempt
                                            Trust
      Centennial California Tax Exempt      Centennial Tax Exempt Trust
      Trust
      Centennial Government Trust           Oppenheimer Money Market Fund, Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer AMT-Free New York          Oppenheimer Pennsylvania Municipal
      Municipals                             Fund
      Oppenheimer California Municipal Fund  Oppenheimer Rochester National
                                             Municipals
      Oppenheimer Limited Term Municipal     Oppenheimer Senior Floating Rate
      Fund                                   Fund
      Oppenheimer Municipal Bond Fund        Limited Term New York Municipal Fund
      Oppenheimer New Jersey Municipal Fund  Rochester Fund Municipals

      The following funds do not offer Class Y shares:
      Oppenheimer AMT-Free New York           Oppenheimer Limited Term Municipal
      Municipals                              Fund
      Oppenheimer California Municipal Fund   Oppenheimer Multiple Strategies Fund
      Oppenheimer Capital Income Fund         Oppenheimer New Jersey Municipal Fund
      Oppenheimer Cash Reserves               Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Champion Income Fund        Oppenheimer Quest Capital Value
                                              Fund, Inc.
      Oppenheimer Convertible Securities Fund Oppenheimer Quest Global Value Fund,
                                              Inc.
      Oppenheimer Disciplined Allocation Fund Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Developing Markets Fund     Oppenheimer Senior Floating Rate Fund
      Oppenheimer Gold & Special Minerals     Oppenheimer Small Cap Value Fund
      Fund
      Oppenheimer International Bond Fund     Oppenheimer Total Return Bond Fund
      Oppenheimer International Growth Fund   Limited Term New York Municipal Fund
      Oppenheimer International Small
      Company Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market
      Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash
      Reserves or Oppenheimer Limited-Term Government Fund.  Only
      participants in certain retirement plans may purchase shares of
      Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer
      Capital Preservation Fund.
o     Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or
      Class A shares of Oppenheimer Cash Reserves.
o     Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund
      and Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the
      Distributor of eligibility for this privilege at the time the shares of
      Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Rochester
National Municipals and Rochester Fund Municipals) acquired by exchange of
Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged
Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior
Floating Rate Fund acquired in the exchange. The Class A shares of
Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating
Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     With respect to Class B shares, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans)
is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.  The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X| Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the Transfer Agent  receives an exchange  request in proper form (the  "Redemption  Date").  Normally,  shares of the fund to be acquired are  purchased on the  Redemption  Date,  but such  purchases  may be delayed  by either  fund up to five  business  days if it  determines  that it would be  disadvantaged by an immediate  transfer of the redemption  proceeds.
The Fund  reserves  the  right,  in its  discretion,  to refuse  any  exchange request  that may  disadvantage  it. For  example,  if the receipt of multiple exchange  requests  from a dealer might require the  disposition  of portfolio securities at a time or at a price that might be  disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic
Withdrawal Plan, will be switched to the new fund account unless you tell the
Transfer Agent not to do so.  However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans
cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request.  In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange.  For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another.  "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.  The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B,
Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by
checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.
The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the
Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below.
Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

      |X|   Qualification as a Regulated Investment Company.  The Fund has
elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the
Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the
Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.
For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S.
government securities.

      |X|   Excise Tax on Regulated Investment Companies. Under the Internal
Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the
Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.  However, the Board of Directors and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      |X|   Taxation of Fund Distributions.  The Fund anticipates
distributing substantially all of its investment company taxable income for each taxable year.  Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders.  Long-term capital gains distributions are not eligible for the deduction.  The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the
Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less.  To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.
The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

      Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares.  Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.  If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 30% (29% for payments after December 31, 2003) of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). All income and any tax withheld by the
Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

      |X|   Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal
Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

      |X|   Foreign Shareholders.  Under U.S. tax law, taxation of a
shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S.
tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in
March of each year.

      If the ordinary income dividends from the Fund are effectively
                                                     ---
connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the
Fund obtains a properly completed and signed Certificate of Foreign Status.

      If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of
30% (29% for payments after December 31, 2003) on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.
Foreign shareholders are urged to consult their own tax advisors or the U.S.
Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S.
withholding taxes described above.

Dividend Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.
To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.
Dividends and/or distributions from shares of certain other Oppenheimer funds
(other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with
OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor.  The Distributor also distributes shares of the other
Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is
a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund.  It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates.  The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Auditors.  Deloitte & Touche, LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services.  They also act as auditors for the Manager and for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Oppenheimer Total Return Fund,
Inc.:

We have  audited  the  accompanying  statement  of  assets  and  liabilities  of
Oppenheimer Total Return Fund, Inc., including the statement of investments,  as of December 31, 2002, and the related  statement of operations for the year then ended,  the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial  statements  and financial  highlights are the  responsibility  of the
Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain  reasonable  assurance  about  whether the financial statements and financial highlights are free of material misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by  correspondence  with the custodian and brokers;  where replies were not received from brokers,  we performed  other auditing procedures.  An audit also includes assessing the accounting principles used and  significant  estimates made by  management,  as well as evaluating the overall financial statement  presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion,  the financial  statements and financial  highlights referred to above  present  fairly,  in all material  respects,  the  financial  position of
Oppenheimer  Total Return Fund, Inc. as of December 31, 2002, the results of its operations  for the year then  ended,  the changes in its net assets for each of the two years in the period then ended,  and the  financial  highlights  for the periods indicated,  in conformity with accounting  principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP

Denver, Colorado
January 23, 2003

STATEMENT OF INVESTMENTS December 31, 2002

                                                                    Market
Value
                                                Shares                See
Note 1
--------------------------------------------------------------------------------
Common Stocks--89.1%
--------------------------------------------------------------------------------
Consumer Discretionary--17.9%
--------------------------------------------------------------------------------
Auto Components--0.4%
Delphi Corp.                                 1,048,200              $
8,438,010
--------------------------------------------------------------------------------
Automobiles--2.4%
Harley-Davidson, Inc.                        1,245,000
57,519,000
--------------------------------------------------------------------------------
Leisure Equipment & Products--0.5%
Mattel, Inc.                                   625,100
11,970,665
--------------------------------------------------------------------------------
Media--4.5%
Comcast Corp., Cl. A 1                       1,053,875
24,839,834
--------------------------------------------------------------------------------
Fox Entertainment Group, Inc., A Shares 1    1,737,800
45,061,154
--------------------------------------------------------------------------------
Liberty Media Corp., Cl. A 1                 1,400,000
12,516,000
--------------------------------------------------------------------------------
News Corp. Ltd. (The), Sponsored ADR,
Preference                                   1,104,600
25,019,190

__________

107,436,178

--------------------------------------------------------------------------------
Multiline Retail--5.2%
Costco Wholesale Corp. 1                     1,240,000
34,794,400
--------------------------------------------------------------------------------
Kohl's Corp. 1                               1,586,500
88,764,675

__________

123,559,075

--------------------------------------------------------------------------------
Specialty Retail--2.7%
Bed Bath & Beyond, Inc.                      1,855,000
64,053,150
--------------------------------------------------------------------------------
Textiles & Apparel--2.2%
Nike, Inc., Cl. B                            1,191,500
52,986,005
--------------------------------------------------------------------------------
Consumer Staples--2.3%
--------------------------------------------------------------------------------
Food & Drug Retailing--1.7%
Walgreen Co.                                 1,430,000
41,741,700
--------------------------------------------------------------------------------
Tobacco--0.6%
Philip Morris Cos., Inc.                       345,900
14,019,327
--------------------------------------------------------------------------------
Energy--3.0%
--------------------------------------------------------------------------------
Energy Equipment & Services--0.4%
Noble Corp. 1                                  283,000
9,947,450
--------------------------------------------------------------------------------
Oil & Gas--2.6%
Ashland, Inc.                                  258,100
7,363,593
--------------------------------------------------------------------------------
BP plc, ADR                                  1,337,400
54,365,310

__________

61,728,903

--------------------------------------------------------------------------------
Financials--22.5%
--------------------------------------------------------------------------------
Banks--3.4%
Bank of America Corp.                          150,000
10,435,500
--------------------------------------------------------------------------------
Bank of New York Co., Inc. (The)             1,808,100
43,322,076
--------------------------------------------------------------------------------
Wachovia Corp.                                 718,700
26,189,428

__________

79,947,004

STATEMENT OF INVESTMENTS  Continued

                                                                    Market
Value
                                                Shares                See
Note 1
--------------------------------------------------------------------------------
Diversified Financials--11.3%
Capital One Financial Corp.                    378,200              $
11,240,104
--------------------------------------------------------------------------------
Citigroup, Inc.                                686,666
24,163,777
--------------------------------------------------------------------------------
Franklin Resources, Inc.                     1,199,600
40,882,368
--------------------------------------------------------------------------------
Freddie Mac                                    639,800
37,780,190
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                      332,700
12,625,965
--------------------------------------------------------------------------------
SLM Corp.                                    1,367,100
141,987,006

__________

268,679,410

--------------------------------------------------------------------------------
Insurance--7.8%
Allstate Corp.                                 462,200
17,096,778
--------------------------------------------------------------------------------
AMBAC Financial Group, Inc.                    567,000
31,888,080
--------------------------------------------------------------------------------
American International Group, Inc.           1,008,000
58,312,800
--------------------------------------------------------------------------------
MBIA, Inc.                                     832,000
36,491,520
--------------------------------------------------------------------------------
Prudential Financial, Inc.                   1,138,500
36,135,990
--------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A 1      44,356
649,815
--------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. B 1      91,132
1,335,084
--------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                          50,000
3,862,500

__________

185,772,567

--------------------------------------------------------------------------------
Health Care--16.9%
--------------------------------------------------------------------------------
Biotechnology--1.5%
Gilead Sciences, Inc. 1                      1,065,000
36,210,000
--------------------------------------------------------------------------------
Health Care Equipment & Supplies--4.7%
Biomet, Inc.                                   515,000
14,759,900
--------------------------------------------------------------------------------
Medtronic, Inc.                                600,000
27,360,000
--------------------------------------------------------------------------------
Stryker Corp.                                  744,500
49,970,840
--------------------------------------------------------------------------------
Varian Medical Systems, Inc. 1                 400,800
19,879,680

__________

111,970,420

--------------------------------------------------------------------------------
Health Care Providers & Services--5.6%
Aetna, Inc.                                  1,026,400
42,205,568
--------------------------------------------------------------------------------
AmerisourceBergen Corp.                        348,700
18,937,897
--------------------------------------------------------------------------------
Cardinal Health, Inc.                          500,000
29,595,000
--------------------------------------------------------------------------------
Lincare Holdings, Inc. 1                     1,178,000
37,248,360
--------------------------------------------------------------------------------
Service Corp. International 1                1,340,000
4,448,800

__________

132,435,625

--------------------------------------------------------------------------------
Pharmaceuticals--5.1%
Forest Laboratories, Inc. 1                    360,000
35,359,200
--------------------------------------------------------------------------------
Johnson & Johnson                            1,275,000
68,480,250
--------------------------------------------------------------------------------
Pharmacia Corp.                                422,100
17,643,780

__________

121,483,230

                                                                    Market
Value
                                                Shares                See
Note 1
--------------------------------------------------------------------------------
Industrials--9.7%
--------------------------------------------------------------------------------
Aerospace & Defense--4.7%
Boeing Co.                                   1,868,800              $
61,651,712
--------------------------------------------------------------------------------
Lockheed Martin Corp.                          869,900
50,236,725

__________

111,888,437

--------------------------------------------------------------------------------
Commercial Services & Supplies--2.4%
Concord EFS, Inc. 1                          1,458,000
22,948,920
--------------------------------------------------------------------------------
Republic Services, Inc. 1                    1,014,500
21,284,210
--------------------------------------------------------------------------------
Waste Management, Inc.                         588,000
13,476,960

__________

57,710,090

--------------------------------------------------------------------------------
Industrial Conglomerates--1.0%
Tyco International Ltd.                      1,400,000
23,912,000
--------------------------------------------------------------------------------
Road & Rail--1.6%
CNF Transportation, Inc.                     1,122,900
37,325,196
--------------------------------------------------------------------------------
Information Technology--9.9%
--------------------------------------------------------------------------------
Communications Equipment--1.4%
JDS Uniphase Corp. 1,2                       5,152,200
12,725,934
--------------------------------------------------------------------------------
QUALCOMM, Inc. 1                               533,700
19,421,343

__________

32,147,277

--------------------------------------------------------------------------------
Computers & Peripherals--4.2%
Dell Computer Corp. 1                        1,663,000
44,468,620
--------------------------------------------------------------------------------
Hewlett-Packard Co.                          2,392,100
41,526,856
--------------------------------------------------------------------------------
International Business Machines Corp.          180,000
13,950,000

__________

99,945,476

--------------------------------------------------------------------------------
Electronic Equipment & Instruments--1.7%
Thermo Electron Corp. 1                      2,029,500
40,833,540
--------------------------------------------------------------------------------
Software--2.6%
Microsoft Corp. 1                            1,190,000
61,523,000
--------------------------------------------------------------------------------
Materials--3.2%
--------------------------------------------------------------------------------
Chemicals--0.7%
FMC Corp. 1                                    530,700
14,498,724
--------------------------------------------------------------------------------
Monsanto Co.                                    90,004
1,732,577

__________

16,231,301

--------------------------------------------------------------------------------
Metals & Mining--0.4%
Alcoa, Inc.                                    389,000
8,861,420
--------------------------------------------------------------------------------
Paper & Forest Products--2.1%
Sappi Ltd., Sponsored ADR                    3,833,400
50,677,548
--------------------------------------------------------------------------------
Telecommunication Services--1.4%
--------------------------------------------------------------------------------
Wireless Telecommunication Services--1.4%
AT&T Corp.                                   1,285,240
33,557,616

                    15 | OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS  Continued

                                                                   Market
Value
                                                Shares               See Note
1
--------------------------------------------------------------------------------
Utilities--2.3%
--------------------------------------------------------------------------------
Electric Utilities--2.3%
Dominion Resources, Inc.                       737,500           $
40,488,750
--------------------------------------------------------------------------------
Exelon Corp.                                   262,500
13,852,125

__________

54,340,875

__________

Total Common Stocks (Cost $2,005,257,609)
2,118,851,495
--------------------------------------------------------------------------------
Other Securities--1.8%
Nasdaq-100 Unit Investment Trust 1
(Cost $43,101,491)                           1,735,900
42,303,883

                                                 Units
--------------------------------------------------------------------------------
Rights, Warrants and Certificates--0.0%
Per-Se Technologies, Inc. Wts.,
Exp. 2/23/10 1,3 (Cost $0)                       2,204
--

                                             Principal
                                                Amount
--------------------------------------------------------------------------------
U.S. Government Obligations--2.9%
U.S. Treasury Bonds:
6.625%, 2/15/27                           $ 25,675,000
31,726,700
STRIPS, 6.92%, 11/15/18 4                    4,000,000
1,795,732
--------------------------------------------------------------------------------
U.S. Treasury Nts., 6.25%, 2/15/07          31,200,000
35,805,682

__________

Total U.S. Government Obligations (Cost $56,852,462)
69,328,114

--------------------------------------------------------------------------------
Short-Term Notes--2.7%
Atlantic Asset Securitization Corp.,
1.37%, 1/10/03                              38,773,000
38,759,720
--------------------------------------------------------------------------------
Crown Point Capital Co., 1.82%, 1/22/03     25,000,000
24,980,021

__________

Total Short-Term Notes (Cost $63,739,741)
63,739,741

--------------------------------------------------------------------------------
Joint Repurchase Agreements--3.9%
Undivided interest of 8.03% in joint repurchase agreement
(Market Value $1,146,610,000) with PaineWebber, Inc., 1.13%, dated 12/31/02, to be repurchased at $92,032,777 on 1/2/03,
collateralized by Federal National Mortgage Assn., 7%,
5/1/32, with a value of $505,123,311 and Federal Home Loan
Mortgage Corp., 5.50%, 12/1/32-1/1/33, with a value of
$665,564,559 (Cost $92,027,000)             92,027,000
92,027,000
--------------------------------------------------------------------------------
Total Investments, at Value
(Cost $2,260,978,303)                            100.4%
2,386,250,233
--------------------------------------------------------------------------------
Liabilities in Excess of Other Assets             (0.4)
(8,652,909)

--------------------------------------
Net Assets                                       100.0%
$2,377,597,324

======================================

                    16 | OPPENHEIMER TOTAL RETURN FUND, INC.

Footnotes to Statement of Investments

1. Non-income producing security.
2. A sufficient amount of liquid assets has been designated to cover outstanding
written options, as follows:

                   Contracts   Expiration    Exercise       Premium    Market
Value
             Subject to Call         Date       Price      Received      See
Note 1
--------------------------------------------------------------------------------

JDS Uniphase Corp.     8,937      3/24/03       $2.50      $429,832
$357,480

3. Identifies issues considered to be illiquid--See Note 6 of Notes to
Financial
Statements.
4. Zero coupon bond reflects effective yield on the date of purchase.

See accompanying Notes to Financial Statements.

                    17 | OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002

--------------------------------------------------------------------------------
Assets

Investments, at value (cost $2,260,978,303)--see accompanying statement
$2,386,250,233
--------------------------------------------------------------------------------
Cash
654,543
--------------------------------------------------------------------------------
Receivables and other assets:
Investments sold
17,600,040
Interest and dividends
2,762,418
Shares of capital stock sold
                                         978,963
Other
17,467

__________

Total assets
2,408,263,664

--------------------------------------------------------------------------------
Liabilities
Options written, at value (premiums received $429,832)--see
accompanying statement
                                             357,480
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased
24,968,186
Shares of capital stock redeemed
2,800,264
Distribution and service plan fees
1,365,461
Shareholder reports
     441,304
Transfer and shareholder servicing agent
fees                                   309,993
Directors'
compensation                                                           2,071
Other
             421,581

__________

Total liabilities
30,666,340

---------------------------------------------------------------------------------------
Net Assets
$2,377,597,324

==============

---------------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of capital stock                                     $
27,962,616
---------------------------------------------------------------------------------------
Additional paid-in capital
2,424,494,286
---------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions
(200,203,860)
---------------------------------------------------------------------------------------
Net unrealized appreciation on investments
125,344,282

__________

Net Assets
$2,377,597,324

==============

--------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$1,933,396,515 and
226,781,318 shares of capital stock outstanding) $8.53 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)

$9.05
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $334,345,373 and 39,841,266 shares of capital stock outstanding)
$8.39
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $62,561,017 and 7,451,638 shares of capital stock
outstanding)
$8.40
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,277,986 and 504,211 shares of capital stock
outstanding)
$8.48
--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption
price and offering price per share (based on net assets of $43,016,433 and
5,047,726 shares of capital stock outstanding) $8.52

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002

-----------------------------------------------------------------------------
Investment Income

Dividends (net of foreign withholding taxes of $180,329)       $  22,681,337
-----------------------------------------------------------------------------
Interest                                                          12,437,735
                                                               --------------
Total investment income                                           35,119,072

-----------------------------------------------------------------------------
Expenses
Management fees                                                   14,816,495
-----------------------------------------------------------------------------
Distribution and service
plan fees:

Class A                                                            4,778,929
Class B                                                            4,314,910
Class C                                                              748,617
Class N                                                               17,553
-----------------------------------------------------------------------------
Transfer and shareholder servicing
agent fees:

Class A                                                            3,871,683
Class B                                                              958,513
Class C                                                              173,646
Class N                                                                7,658
Class Y                                                              177,919
-----------------------------------------------------------------------------
Shareholder reports                                                  684,792
-----------------------------------------------------------------------------
Custodian fees and expenses                                          261,615
-----------------------------------------------------------------------------
Directors' compensation                                               48,339
-----------------------------------------------------------------------------
Other                                                                414,756
                                                               --------------
Total expenses                                                    31,275,425
Less reduction to custodian expenses                                  (3,930)
Less voluntary waiver of transfer and shareholder servicing
agent fees--Class Y                                                  (40,768)
                                                               --------------
Net expenses                                                      31,230,727

-----------------------------------------------------------------------------
Net Investment Income                                              3,888,345

-----------------------------------------------------------------------------
Realized and Unrealized
Gain (Loss) Net realized gain (loss) on:

Investments (including premiums on options exercised)           (168,364,404)
Closing and expiration of option contracts written                 1,454,221
                                                               --------------
Net realized loss                                               (166,910,183)
-----------------------------------------------------------------------------
Net change in unrealized depreciation on investments            (418,167,557)
                                                               --------------
Net realized and unrealized loss                                (585,077,740)

-----------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations           $(581,189,395)
                                                               ==============

See accompanying Notes to Financial Statements.

               20 | OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,
2002            2001
-------------------------------------------------------------------------------------
Operations

Net investment income                                 $    3,888,345  $
18,310,213
-------------------------------------------------------------------------------------
Net realized loss                                       (166,910,183)
(30,243,354)
-------------------------------------------------------------------------------------
Net change in unrealized depreciation                   (418,167,557)
(428,414,948)

__________

Net decrease in net assets resulting from operations    (581,189,395)
(440,348,089)

-------------------------------------------------------------------------------------
Dividends and/or
Distributions to Shareholders Dividends from net investment income:

Class A                                                   (4,416,495)
(26,633,769)
Class B                                                           --
(454,728)
Class C                                                           --
(134,455)
Class N                                                           --
(14,619)
Class Y                                                     (150,710)
(559,748)
-------------------------------------------------------------------------------------
Distributions from net
realized gain:

Class A                                                           --
(10,525,742)
Class B                                                           --
(2,290,986)
Class C                                                           --
(361,434)
Class N                                                           --
(5,226)
Class Y                                                           --
(191,858)

-------------------------------------------------------------------------------------
Capital Stock
Transactions
Net increase (decrease) in net assets resulting from

capital stock
transactions:
Class A                                                 (266,363,910)
(123,242,709)
Class B                                                 (142,820,787)
(140,382,969)
Class C                                                  (11,675,631)
(4,858,928)
Class N                                                    3,583,776
1,362,136
Class Y                                                    3,271,274
332,876

-------------------------------------------------------------------------------------
Net Assets

Total decrease                                          (999,761,878)
(748,310,248)
-------------------------------------------------------------------------------------
Beginning of period                                    3,377,359,202
4,125,669,450

__________

End of period                                         $2,377,597,324
$3,377,359,202

===============================

See accompanying Notes to Financial Statements.

Class N    Year Ended December 31,                         2002    2001 1
Per Share Operating Data
Net asset value, beginning of period                     $10.36    $11.38
----------------------------------------------------------------------------
Income (loss) from
investment operations:

Net investment income                                       .07       .02
Net realized and unrealized loss                          (1.95)     (.88)
                                                         -------------------
Total from investment operations                          (1.88)     (.86)
----------------------------------------------------------------------------
Dividends and/or
distributions to shareholders:

Dividends from net investment income                         --      (.12)
Distributions from net realized gain                         --      (.04)
                                                         -------------------
Total dividends and/or distributions
to shareholders                                              --      (.16)
----------------------------------------------------------------------------
Net asset value, end of period                           $ 8.48    $10.36
                                                         ===================

----------------------------------------------------------------------------
Total Return, at Net Asset Value 2                       (18.15)%   (7.54)%

----------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                 $4,278    $1,368
----------------------------------------------------------------------------
Average net assets (in thousands)                        $3,519    $  593
----------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                              (0.10)%    0.20%
Expenses                                                   1.30%     1.23%
----------------------------------------------------------------------------
Portfolio turnover rate                                      95%      116%

1. For the period from March 1, 2001 (inception of offering) to December 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                    25 | OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS  Continued

Class Y     Year Ended December 31,             2002        2001
2000        1999        1998
--------------------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period          $10.40      $11.78
$13.26      $12.24      $11.00
--------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:

Net investment income                            .03         .09
..17         .17         .17
Net realized and unrealized gain (loss)        (1.88)      (1.31)
(.84)       2.00        2.10

----------------------------------------------------------
Total from investment operations               (1.85)      (1.22)
(.67)       2.17        2.27
--------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income            (.03)       (.12)
(.18)       (.14)       (.16)
Distributions from net realized gain              --        (.04)
(.63)      (1.01)       (.87)

----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                 (.03)       (.16)
(.81)      (1.15)      (1.03)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 8.52      $10.40
$11.78      $13.26      $12.24

============================================================

--------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1            (17.79)%    (10.29)%
(5.54)%     18.53%      21.33%

--------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)     $43,016     $49,223
$55,685     $52,442     $38,874
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $45,669     $50,147
$57,358     $47,152     $33,687
--------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                           0.36%       0.80%
1.29%       1.32%       1.39%
Expenses                                        0.97%       0.80%
0.75%       0.67%       0.80% 3
Expenses, net of reduction to custodian
expenses and/or voluntary waiver of transfer
agent fees                                      0.88%       0.76%
0.75%       0.67%       0.80%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           95%        116%
61%         34%         38%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

__________

2. Shares of Capital Stock
The Fund has authorized 860
million shares of $0.10 par value capital stock. Transactions in shares of capital stock were as follows:

                         Year Ended December 31, 2002  Year Ended December
31, 2001 1
                                Shares         Amount         Shares
Amount
-------------------------------------------------------------------------------------
Class A

Sold                        22,175,353  $ 207,161,497     25,921,086  $
283,703,176
Dividends and/or
distributions reinvested       444,406      3,849,088      3,278,140
33,076,415
Redeemed                   (52,218,777)  (477,374,495)   (41,129,301)
(440,022,300)

----------------------------------------------------------
Net decrease               (29,599,018) $(266,363,910)   (11,930,075)
$(123,242,709)

==========================================================

-------------------------------------------------------------------------------------
Class B
Sold                         5,343,932  $  48,517,132      7,471,668  $
81,063,268
Dividends and/or
distributions reinvested            --             --        259,417
2,594,550
Redeemed                   (20,918,007)  (191,337,919)   (20,966,189)
(224,040,787)

----------------------------------------------------------
Net decrease               (15,574,075) $(142,820,787)   (13,235,104)
$(140,382,969)

==========================================================

-------------------------------------------------------------------------------------
Class C
Sold                         1,449,622  $  13,177,118      1,980,889  $
21,586,341
Dividends and/or
distributions reinvested            --             --         46,377
464,379
Redeemed                    (2,775,302)   (24,852,749)    (2,550,987)
(26,909,648)

----------------------------------------------------------
Net decrease                (1,325,680) $ (11,675,631)      (523,721) $
(4,858,928)

==========================================================

-------------------------------------------------------------------------------------
Class N
Sold                           470,552  $   4,446,707        136,100  $
1,403,002
Dividends and/or
distributions reinvested            --             --          1,972
19,831
Redeemed                       (98,380)      (862,931)        (6,033)
(60,697)

----------------------------------------------------------
Net increase                   372,172  $   3,583,776        132,039  $
1,362,136

==========================================================

-------------------------------------------------------------------------------------
Class Y
Sold                         2,039,450  $  19,215,691      2,157,290  $
23,718,885
Dividends and/or
distributions reinvested        17,423        150,709         74,490
751,606
Redeemed                    (1,743,210)   (16,095,126)    (2,222,825)
(24,137,615)

----------------------------------------------------------
Net increase                   313,663  $   3,271,274          8,955  $
332,876

==========================================================

1. For the year ended December 31, 2001, for Class A, B, C and Y shares and for
the period from March 1, 2001 (inception of offering) to December 31, 2001, for
Class N shares.

                                  Appendix A

                             RATINGS DEFINITIONS
                             -------------------

Below are summaries of the rating definitions used by the
nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate.
The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM (TAXABLE) BOND RATINGS

Aaa: Bonds rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated "Aa" are judged to be of high quality by all standards.
Together with the "Aaa" group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:  Bonds rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

SHORT-TERM RATINGS - TAXABLE DEBT

These ratings apply to the ability of issuers to honor senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The
McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA:  Bonds rated "AA" differ from the highest rated bonds only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated "BB" are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated "B" are more vulnerable to nonpayment than bonds rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Bonds rated "CC" are currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: Bonds rated "D" are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+)
or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term bond rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term bond rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term bond rated "A-3" exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term bond rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term bond rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term bond rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch, Inc.

INTERNATIONAL LONG-TERM CREDIT RATINGS

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and
"D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D"
have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B:  Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                  Appendix B

                           Industry Classifications
                           ------------------------

Aerospace & Defense                Household Durables
Air Freight & Couriers             Household Products
Airlines                           Industrial Conglomerates
Auto Components                    Insurance
Automobiles                        Internet & Catalog Retail
Banks                              Internet Software & Services
Beverages                          Information Technology Consulting &
                                   Services
Biotechnology                      Leisure Equipment & Products
Building Products                  Machinery
Chemicals                          Marine
Commercial Services & Supplies     Media
Communications Equipment           Metals & Mining
Computers & Peripherals            Multiline Retail
Construction & Engineering         Multi-Utilities
Construction Materials             Office Electronics
Containers & Packaging             Oil & Gas
Distributors                       Paper & Forest Products
Diversified Financials             Personal Products
Diversified Telecommunication      Pharmaceuticals
Services
Electric Utilities                 Real Estate
Electrical Equipment               Road & Rail
Electronic Equipment & Instruments Semiconductor Equipment & Products
Energy Equipment & Services        Software
Food & Drug Retailing              Specialty Retail
Food Products                      Textiles & Apparel
Gas Utilities                      Tobacco
Health Care Equipment & Supplies   Trading Companies & Distributors
Health Care Providers & Services   Transportation Infrastructure
Hotels Restaurants & Leisure       Water Utilities
                                   Wireless Telecommunication Services

                                  Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers
--------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class
A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2  That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to
Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans3
         4) Group Retirement Plans4
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National
Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).
Additionally, on shares purchased under these waivers that are subject to the
Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent
Deferred Sales Charge."5 This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified
            Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
            Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b)
            are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement
            Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable
            Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

          II. Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
         relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the
         Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing
         specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|    "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for
         Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for
         Value Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by
         December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
         (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund,
         Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|   Shares purchased with the proceeds of maturing principal units of any
         Qualified Unit Investment Liquid Trust Series.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
         4) Hardship withdrawals, as defined in the plan.6
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.7
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the
            redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks,
            broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the
            Distributor.

   III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer
                                        Funds
--------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security
         Administration.
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions requested in writing by a Retirement Plan sponsor of Class
         C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested in Class
         N shares of one or more Oppenheimer funds.
|_|   Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.9
         5) To make distributions required under a Qualified Domestic
            Relations Order or, in the case of an IRA, a divorce or
            separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.10
         9) On account of the participant's separation from service.11
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an
            Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal
            Plan for an account other than a Retirement Plan, if the
            aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by
            broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
         Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

      IV. Special Sales Charge Arrangements for Shareholders of Certain
      Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class
A, Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value
Funds.  To be eligible, those persons must have been shareholders on November
24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value
   Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer Quest Global
   Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on
November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value
   National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California
   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an
            Oppenheimer fund that was one of the Former Quest for Value
            Funds, or
|_|   purchased by such shareholder by exchange of shares of another
            Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

      |X|   Reduced Class A Initial Sales Charge Rates for Certain Former
Quest for Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities.
The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      |X|   Waiver of Class A Sales Charges for Certain Shareholders.  Class
A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former
            Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X|   Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      |X|   Waivers for Redemptions of Shares Purchased Prior to March 6,
1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an
Oppenheimer fund. The shares must have been acquired by the merger of a
Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged.
Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      |X|   Waivers for Redemptions of Shares Purchased on or After March 6,
1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or
            Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class
B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.

       V. Special Sales Charge Arrangements for Shareholders of Certain
          Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                            Investment Accounts, Inc.
---------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix)
of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account      Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account      CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

      |X|   Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A
CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of
            Accumulation, who still hold those shares in that Fund or other
            Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      |X|   Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more)
of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
            Former Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former
            Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual
            Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut
Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut
Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or
      403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
   4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

     V!. Special Reduced Sales Charge for Former Shareholders of Advance
                                America Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those
Oppenheimer funds on October 18, 1991, and who held shares of Advance America
Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.

   VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                            Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of
         Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
         Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the
         Fund in specific investment products made available to their clients, and
|_|   dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Total Return Fund, Inc.

Internet Website:
      www.oppenheimerfunds.com
      ------------------------

Investment Advisor
      OppenheimerFunds, Inc.
      498 Seventh Avenue
      New York, New York 10018

Distributor
      OppenheimerFunds Distributor, Inc.
      498 Seventh Avenue
      New York, New York 10018

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL.OPP(225.5677)

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Auditors
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Counsel to the Funds
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

Counsel to the Independent Directors
      Mayer, Brown, Rowe & Maw
      1675 Broadway
      New York, New York 10019

1234

PX420.0203